AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 28, 2020

Securities Act Registration No. 033-06836
Investment Company Act Reg. No. 811-04722

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[	X	]
Pre-Effective Amendment No.		[		]
Post-Effective Amendment No.	53	[	X	]
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[	X	]
Amendment No.	55	[	X	]

(Check appropriate box or boxes.)

PROVIDENT MUTUAL FUNDS, INC. (Exact Name of Registrant as Specified in Charter)

N16 W23217 Stone Ridge Drive, Suite 310
Waukesha, Wisconsin	53188
(Address of Principal Executive Offices)	(Zip Code)

1-855-739-9950 (Registrant’s Telephone Number, including Area Code)

J. Scott Harkness	Copy to:
Provident Trust Company	Susan Hoaglund
N16 W23217 Stone Ridge Drive, Suite 310	Godfrey & Kahn, S.C.
Waukesha, Wisconsin 53188	833 East Michigan Street, Suite 1800
(Name and Address of Agent for Service)	Milwaukee, Wisconsin 53202

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective.

It is proposed that this filing become effective (check appropriate box)

[		]	immediately upon filing pursuant to paragraph (b)
[	X	]	on January 31, 2020 pursuant to paragraph (b)
[		]	60 days after filing pursuant to paragraph (a)(1)
[		]	on (date) pursuant to paragraph (a)(1)
[		]	75 days after filing pursuant to paragraph (a)(2)
[		]	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[	]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Explanatory Note:
This post-effective amendment No. 53 to the Registration Statement of Provident Mutual Funds is being filed for the purpose of updating annual financial information.

P R O S P E C T U S	January 31, 2020
Provident Trust Strategy Fund
(Ticker Symbol: PROVX)
__________________
Provident Trust Strategy Fund (the “Fund”) is a non-diversified, no-load mutual fund seeking long-term growth of capital by investing mainly in a limited number of multi‑capitalization growth stocks.
Beginning January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website (www.provfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or a bank) or, if you are a direct investor, by calling 1-855-739-9950, or by enrolling at www.provfunds.com.
You may elect to receive all future reports in paper, free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-855-739-9950 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds that you hold through the financial intermediary or directly with the Fund.
The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Provident Trust Strategy Fund N16 W23217 Stone Ridge Drive, Suite 310 Waukesha, Wisconsin 53188	1- 855-739-9950 www.provfunds.com

SUMMARY SECTION
Investment Objective: Provident Trust Strategy Fund (the “Fund”) seeks long-term growth of capital.
Fees and Expenses of the Fund: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.33%
Expense Recoupment	0.02%
Remainder of Other Expenses	0.31%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses(1)	1.00%
_________________

(1)
Acquired Fund Fees and Expenses (“AFFE”) are indirect fees and expenses that the Fund incurs from investing in the shares of other mutual funds, including money market funds.  Please note that the amount of Total Annual Fund Operating Expenses shown in the above table will differ from the “Financial Highlights” section of the Prospectus, which reflects the direct operating expenses of the Fund and does not include indirect expenses, such as AFFE. Without AFFE, Total Annual Fund Operating Expenses would have been 0.98% for the Fund.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual expense limitation for one year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$102	$314	$544	$1,203
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 6 % of the average value of its portfolio.
Principal Investment Strategies
The Fund invests mainly in a limited number of multi-capitalization growth stocks. The Fund is a non-diversified core growth equity fund. The Fund will compare itself to, and attempt to exceed, the S&P 500® Index over full investment cycles. Provident Trust Company (the “Adviser”) selects common stocks of all market capitalizations based on their potential to appreciate in value relative to other stocks. When selecting individual stock investments, the Adviser takes a “bottom-up” investment approach, meaning that it selects investments based on its assessment of whether an individual company has the potential for above average growth. Stock selection criteria include improving revenue and earnings growth, increasing margins, significant stock ownership by management and improving price-to-earnings ratios. The Adviser generally prefers to invest in large capitalization and medium capitalization stocks but may also invest a portion of the Fund’s portfolio in small capitalization stocks. The Fund is non-diversified, which means that, compared to diversified mutual funds, the Fund may invest a greater percentage of its assets in a particular issuer.
The Adviser employs a sell discipline pursuant to which it will:

•	Reduce or sell an entire position when a security reaches the Adviser’s target price,

•	Reduce or sell a position as part of its asset allocation process or for portfolio diversification, or

•	Sell an entire position when fundamentals are deteriorating.
Principal Risks
There is a risk that you could lose all or a portion of your money on your investment in the Fund. This risk may increase during times of significant market volatility. The risks below could affect the value of your investment, and because of these risks, the Fund is a suitable investment only for those investors who have long-term investment goals.

•
Stock Market Risk: The prices of the securities in which the Fund invests may decline for a number of reasons. The price declines of common stocks, in particular, may be steep, sudden and/or prolonged. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market.

•
Asset Allocation Risk: The Fund may allocate its investments among various asset classes. The Fund’s performance will be affected by the Adviser’s ability to anticipate correctly the relative potential returns and risks of the asset classes in which the Fund invests.

•
Non-Diversification Risk: Because the Fund is non-diversified, the Fund’s shares may be more susceptible to adverse changes in the value of a particular security than would be the shares of a diversified mutual fund. Thus, the Fund is more sensitive to economic, business and political changes which may result in greater price fluctuations of the Fund’s shares.

•
Equity Securities Risks:  Common stocks and other equity securities held by the Fund will fluctuate in value based on the earnings of the company and on general industry and market conditions, leading to fluctuations in the Fund’s share price.

•
Large Capitalization Companies Risk:  Larger, more established companies may be unable to respond as quickly to new competitive challenges such as changes in consumer tastes as innovative, smaller competitors.  Also, large capitalization companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•
Medium Capitalization Companies Risk: Medium capitalization companies tend to be more susceptible to adverse business or economic events than large capitalization companies, and there is a risk that the securities of medium capitalization companies may have limited liquidity and greater price volatility than securities of large capitalization companies.

•	Small Capitalization Companies Risk: Small capitalization companies typically have relatively lower revenues, limited product lines and lack of management depth, and may have a smaller share of the market for their products or services, than large and medium capitalization companies. There is a risk that the securities of small capitalization companies may have limited liquidity and greater price volatility than securities of large and medium capitalization companies, which can negatively affect the Fund’s ability to sell these securities at quoted market prices. Finally, there are periods when investing in small capitalization company stocks falls out of favor with investors and small capitalization company stocks may underperform.

•	Management Risk: The Fund is subject to management risk as an actively-managed investment portfolio and depends on the Adviser’s investment strategies to produce the desired results.

•
Recent Market Events: U.S. and international markets have experienced significant periods of volatility in recent years due to a number of economic, political and global macro factors including inflation and wage growth concerns in the U.S. and overseas, uncertainties regarding whether the Federal Reserve will raise or lower the Federal Funds rate, the effect of U.S. tax reform, trade tensions and the threat of tariffs imposed by the U.S. and other countries. These developments could result in further market volatility and negatively affect financial asset prices and the liquidity of certain securities. As a result, the risk environment remains elevated.

•
Redemption Risks: The Fund may experience periods of redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the Fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in the Fund could hurt performance and/or cause the remaining shareholders in the Fund to lose money. If the Fund is forced to liquidate its assets under unfavorable conditions or at inopportune times, the value of your investment could decline.

Performance
The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of the S&P 500® Index. Prior to August 31, 2012, the Adviser served as sub-adviser to the Fund and another investment adviser served as the adviser to the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.provfunds.com or by calling 1‑855‑739‑9950.

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Provident Trust Strategy Fund
Annual Total Returns (calendar years 2010 – 2019)
During the ten-year period shown on the bar chart, the Fund’s best and worst quarters are shown below:

Best Quarter	1st Quarter 2012	11.74%
Worst Quarter	3rd Quarter 2011	-14.32%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred or other tax-advantaged arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”).

Average Annual Total Returns (for the periods ended December 31, 2019)	1 Year	5 Years	10 Years
Provident Trust Strategy Fund
Return before taxes	25.72%	13.10%	11.77%
Return after taxes on distributions	24.45%	12.01%	10.93%
Return after taxes on distributions and sale of Fund shares	16.12%	10.28%	9.61%
S&P 500® Index
(reflects no deduction for fees, expenses or taxes)	31.49%	11.70%	13.56%
The S&P 500® Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange (“NYSE”). The Standard & Poor’s Ratings Group designates the stocks to be included in the Index on a statistical basis. A particular stock’s weighting in the Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding). Stocks may be added or deleted from the Index from time to time. A direct investment in an index is not possible.
Investment Adviser
Provident Trust Company is the investment adviser for the Fund.

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Portfolio Managers
J. Scott Harkness, CFA, has been the Portfolio Manager of the Fund since 2002. Michael A. Schelble, CFA, has been the Assistant Portfolio Manager of the Fund since 2002.
Purchase and Sale of Fund Shares
The minimum initial investment amount for all new accounts is $1,000. The subsequent investments in the Fund for existing accounts may be made with a minimum investment of $50 if purchased through the Automatic Investment Plan, $1,000 for telephone purchases, and $100 for all other accounts.
You may purchase and redeem shares of the Fund each day the NYSE is open. You may purchase and redeem Fund shares through the mail (Provident Trust Strategy Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, by telephone at 1-855-739-9950, or through a financial intermediary. Investors who wish to purchase or redeem shares through a broker-dealer or other financial intermediary should contact the intermediary regarding the hours during which orders may be placed.
Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or long-term capital gains, unless you are investing through a tax-deferred or other tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case such distributions may be taxable at a later date.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. If made, these payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

5

PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS
Investment Objective
The Fund seeks long-term growth of capital. Although the Fund has no intention of doing so, the Fund may change its investment objective without obtaining shareholder approval. Please remember that an investment objective is not a guarantee. An investment in the Fund might not appreciate and investors could lose money.
Principal Investment Strategies
The Fund seeks long-term growth of capital by investing mainly in a limited number of multi-capitalization growth stocks. The Fund is a non-diversified core growth equity fund. The Fund will compare itself to, and attempt to exceed, the S&P 500® Index over full investment cycles. In the Adviser’s view, an investment cycle lasts for 5-7 years and includes both a 30% advance and a 20% decline in the stock market.
The Adviser selects common stocks of multi-capitalization companies (that is, stocks of all market capitalizations) based on their potential to appreciate in value relative to other stocks. When selecting individual stocks, the Adviser takes a “bottom-up” investment approach, meaning that it selects investments based on its assessment of whether an individual company has the potential for above average growth. Stock selection criteria include improving revenue and earnings growth, increasing margins, significant stock ownership by management and improving price-to-earnings ratios. In reviewing companies, the Adviser applies these criteria on a case-by-case basis as the order of importance varies depending on the type of business or industry and the company being reviewed.
The Adviser generally prefers to invest in large capitalization and medium capitalization stocks (namely, companies with at least $2 billion in market capitalization) but may also invest a portion of the Fund’s portfolio in small capitalization stocks. The Fund is non-diversified, which means that, compared to diversified mutual funds, the Fund may invest a greater percentage of its assets in a particular issuer.
The Adviser takes a focused approach to investing by investing in a limited number of stocks. Under normal market conditions, the Fund will hold stocks of less than 25 companies.
The Adviser employs a sell discipline pursuant to which it will:

•	Reduce or sell an entire position when a security reaches the Adviser’s target price,

•	Reduce or sell a position when a security achieves its value potential,

•	Reduce or sell a position when other securities have better value potential,

•	Reduce or sell a position as part of its asset allocation process or for portfolio diversification, or

•	Sell an entire position when fundamentals are deteriorating.
Cash, Similar Investments, and Temporary Strategies
The Fund may invest up to 100% of its total assets in cash or similar short-term investment grade securities (such as U.S. government securities, repurchase agreements, commercial paper or certificates of deposit) as a temporary defensive position during adverse market, economic or political conditions. The Fund may also invest up to 25% of its total assets in cash and similar instruments under normal circumstances, in order to pay its expenses, satisfy redemption requests and to take advantage of investment opportunities. To the extent the Fund engages in any temporary strategies or maintains a substantial cash position, the Fund may not achieve its investment objective.

6

Principal Risks
There is a risk that you could lose all or a portion of your money on your investment in the Fund. This risk may increase during times of significant market volatility. The risks below could affect the value of your investment, and because of these risks, the Fund is a suitable investment only for those investors who have long-term investment goals.

•
Stock Market Risk: The prices of the securities in which the Fund invests may decline for a number of reasons. The price declines of common stocks, in particular, may be steep, sudden and/or prolonged. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market.

•
Asset Allocation Risk: The Fund may allocate its investments among various asset classes. The Fund’s performance will be affected by the Adviser’s ability to anticipate correctly the relative potential returns and risks of the asset classes in which the Fund invests.

•
Non-Diversification Risk: Because the Fund is non-diversified (meaning that compared to diversified mutual funds, the Fund may invest a greater percentage of its assets in a particular issuer), the Fund’s shares may be more susceptible to adverse changes in the value of a particular security than would be the shares of a diversified mutual fund. Thus, the Fund is more sensitive to economic, business and political changes which may result in greater price fluctuations of the Fund’s shares.

•
Equity Securities Risks:  The Fund invests primarily in common stocks and other equity securities.  Common stocks and other equity securities generally increase or decrease in value based on the earnings of a company and on general industry and market conditions.  A fund that invests a significant amount of its assets in common stocks and other equity securities is likely to have greater fluctuations in share price than a fund that invests a significant portion of its assets in fixed income securities.

•
Large Capitalization Companies Risk:  Larger, more established companies may be unable to respond as quickly to new competitive challenges such as changes in consumer tastes as innovative, smaller competitors.  Also, large capitalization companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•
Medium Capitalization Companies Risk: Medium capitalization companies tend to be more susceptible to adverse business or economic events than large capitalization companies, and there is a risk that the securities of medium capitalization companies may have limited liquidity and greater price volatility than securities of large capitalization companies.

•
Small Capitalization Companies Risk: Small capitalization companies typically have relatively lower revenues, limited product lines and lack of management depth, and may have a smaller share of the market for their products or services, than large and medium capitalization companies. There is a risk that the securities of small capitalization companies may have limited liquidity and greater price volatility than securities of large and medium capitalization companies, which can negatively affect the Fund’s ability to sell these securities at quoted market prices. Finally, there are periods when investing in small capitalization company stocks falls out of favor with investors and small capitalization company stocks may underperform.

7

•	Management Risk: The Fund is subject to management risk as an actively-managed investment portfolio and depends on the Adviser’s investment strategies to produce the desired results.

•
Recent Market Events: U.S. and international markets have experienced significant periods of volatility in recent years due to a number of economic, political and global macro factors including inflation and wage growth concerns in the U.S. and overseas, uncertainties regarding whether the Federal Reserve will raise or lower the Federal Funds rate, the effect of U.S. tax reform, trade tensions and the threat of tariffs imposed by the U.S. and other countries. These developments could result in further market volatility and negatively affect financial asset prices and the liquidity of certain securities. As a result, the risk environment remains elevated.

•
Redemption Risks: The Fund may experience periods of redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the Fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in the Fund could hurt performance and/or cause the remaining shareholders in the Fund to lose money. If the Fund is forced to liquidate its assets under unfavorable conditions or at inopportune times, the value of your investment could decline.

Non-Principal Investment Strategies

•
Exchange-Traded Funds (“ETFs”): While not a principal investment strategy, the Fund may purchase ETFs that may make investments in, or acquire as a result of ownership of other instruments, securities linked to alternative asset classes and related indices that the Fund would typically not be exposed to, such as commodities, convertible securities, currencies, derivatives, high-yield debt, mortgage-backed and other asset-backed securities, real estate, hedging strategies or private equity.

•
Fixed Income Securities: The Fund may also invest in fixed income securities as a non-principal investment strategy. The Fund’s investments in fixed income securities consist primarily of investment grade corporate and U.S. Government bonds with intermediate-term maturities from one to ten years. Investment grade debt securities are considered to be those rated within the four highest ratings by nationally recognized statistical rating organizations.

•
Foreign Securities and American Depositary Receipts: The Fund may invest up to 20% of its total assets in foreign securities as a non-principal investment strategy. Foreign securities include sponsored and unsponsored American Depositary Receipts (“ADRs”). ADRs typically are issued by a U.S. bank or trust company in U.S. dollars and evidence ownership of underlying securities issued by a foreign corporation. Sponsored ADRs are issued jointly by the issuer of the underlying security and the depository, and unsponsored ADRs are issued without the participation of the issuer of the deposited security. Holders of unsponsored ADRs generally bear all costs of the facility. With sponsored facilities, the underlying issuer typically bears some of the costs of the facility.

8

Disclosure of Portfolio Holdings
The Statement of Additional Information (the “SAI”) for the Fund, which is incorporated by reference into this Prospectus, contains a description of the Fund’s policies and procedures respecting disclosure of its portfolio holdings.

MANAGEMENT OF THE FUND
Provident Trust Company is the Fund’s investment adviser. The Adviser is located at N16 W23217 Stone Ridge Drive, Suite 310, Waukesha, Wisconsin 53188. As of December 31, 2019, the Adviser had approximately $4.3 billion in assets under management.
The Fund pays the Adviser an annual investment advisory fee equal to 0.75% with respect to average daily net assets less than or equal to $30 million, 0.65% with respect to average daily net assets in excess of $30 million and less than or equal to $100 million, and 0.60% with respect to average daily net assets in excess of $100 million.
Pursuant to an expense cap/reimbursement agreement between Provident Mutual Funds, Inc. (the “Corporation”), on behalf of the Fund, and the Adviser, the Adviser has agreed to waive a portion of its management fee and/or assume expenses for the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, interest, brokerage commissions, AFFE and other extraordinary expenses) do not exceed 1.00% of the Fund’s average daily net assets on an annual basis. The expense cap/reimbursement agreement will continue in effect until January 31, 2021, with successive renewal terms of one year unless terminated by the Adviser or the Corporation prior to any such renewal. The Adviser is entitled to recoup such amounts from the Fund for a period of up to three years from the date the Adviser reduced its compensation and/or assumed expenses for the Fund. The expense cap/reimbursement agreement has the effect of lowering the overall expense ratio for the Fund and increasing the Fund’s overall return to investors during the time any such amounts are waived and/or reimbursed. After expense recoupments, the advisory fee paid to the Adviser for the most recent fiscal year was equal to 0.66% of the Fund’s average daily net assets.
The Adviser has complete discretion to purchase and sell portfolio securities for the Fund in accordance with the Fund’s investment objectives, restrictions and policies, and the Adviser’s strategies.
The Adviser, or its immediate predecessor, has managed equity and fixed income portfolios for individual and institutional clients since January 1999. Since that time, J. Scott Harkness, CFA, has been employed by the Adviser, or its immediate predecessor, as its Chairman and Chief Executive Officer, and Michael A. Schelble, CFA, has been employed by the Adviser, or its immediate predecessor, as its President and Chief Operating Officer.
Mr. Harkness has been the Portfolio Manager of the Fund since September 2002 and is primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Schelble has been the Assistant Portfolio Manager of the Fund since September 2002. In this capacity, Mr. Schelble assists the Portfolio Manager with the management of the Fund, but generally does not execute any independent investment decisions and does not have final responsibility for determining the securities to be purchased or sold on behalf of the Fund.
The Fund’s SAI provides additional information about the Fund’s portfolio managers, including other accounts managed, ownership of Fund shares and compensation.

9

A discussion regarding the basis for the Board of Directors’ approval of the investment advisory agreement with the Adviser is available in the Fund’s most recent annual report to shareholders for the year ended September 30.

THE FUND’S SHARE PRICE
The price at which investors purchase shares of the Fund and at which shareholders redeem shares of the Fund is called its net asset value. The Fund normally calculates its net asset value as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for trading. The NYSE is closed on most national holidays, on Good Friday, and on weekends. The Fund calculates its net asset value based on the market prices of the securities it holds.
If market quotations are not readily available, the Fund will value securities at their fair value as determined in good faith by the Adviser in accordance with procedures approved by the Board of Directors. The fair value of a security is the amount which the Fund might reasonably expect to receive upon a current sale. Fair valuation of securities introduces an element of subjectivity to the pricing of securities. As a result, the fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at its fair value.  Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the NYSE. Other types of securities that the Fund may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities; (b) securities of an issuer that has entered into a restructuring; and (c) securities whose trading has been halted or suspended.
The Fund will process purchase orders and redemption orders that are received in good order by the Fund or its authorized agent prior to the close of regular trading on a day in which the NYSE is open at the net asset value determined later that day. The Fund will process purchase orders and redemption orders that it receives in good order after the close of regular trading at the net asset value determined at the close of regular trading on the next day the NYSE is open.
A purchase or redemption order is in “good order” when the Fund or its authorized agent, such as a broker-dealer or other financial institution (“Servicing Agents”), receives properly completed and signed documents.
A purchase request is considered to be in good order when your request includes: (1) the name of the Fund, (2) the dollar amount to be purchased, (3) your account application or investment stub, and (4) a check payable to the Fund.
A redemption request is considered to be in good order when your request includes: (1) the name of the Fund, (2) the number of shares or dollar amount to be redeemed, (3) the account number, and (4) signatures by all of the shareholders whose names appear on the account registration.
Purchase or redemption orders not in good order may be rejected. Servicing Agents are responsible for timely transmittal of any purchase or redemption order they receive to the Fund.

10

PURCHASING SHARES
How to Purchase Shares from the Fund

1.	Read this Prospectus carefully.

2.
Determine how much you want to invest, keeping in mind the following minimums (the Fund reserves the right to waive or reduce the minimum initial investment amount for purchases made through certain retirement, benefit and pension plans):*

a.	New accounts
	• All Accounts	$1,000
b.	Existing accounts
	• Distribution reinvestment	No Minimum
	• Automatic Investment Plan	$50
	• Telephone Purchase	$1,000
	• All other accounts	$100
____________
* Servicing Agents may impose different minimums.

3.
Complete the New Account Application, available on our website (www.provfunds.com), carefully following the instructions. For additional investments, complete the remittance form attached to your individual account statements. (The Fund has additional New Account Application and remittance forms if you need them.) If you have any questions, please call the Fund’s transfer agent, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (the “Transfer Agent”) at 1-855-739-9950.

The Transfer Agent provides Anti-Money Laundering Compliance services under policies approved by the Fund’s Board of Directors. In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”), please note that the Transfer Agent will verify certain information on your application as part of the Fund’s Anti-Money Laundering Program. As requested on the application, you must supply your full name, date of birth, social security number and permanent street address. The Fund might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help the Transfer Agent verify your identity. If you are opening an account in the name of a legal entity (e.g. partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Permanent addresses containing only a P.O. Box will not be accepted.
Please contact the Transfer Agent at 1-855-739-9950 if you need additional assistance when completing your application.
If the Fund does not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such

11

information is received. The Fund reserves the right to close the account within five business days if clarifying information/documentation is not received.

4.
Make your check payable to “Provident Trust Strategy Fund.” All checks must be in U.S. dollars and drawn on U.S. banks. The Fund will not accept payment in cash or money orders. To prevent check fraud, the Fund will not accept third-party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Fund is unable to accept any conditional order or payment. The Transfer Agent will charge a $25 fee against a shareholder’s account for any payment returned to the Transfer Agent. The shareholder will also be responsible for any losses suffered by the Fund as a result.

5.	Send the application and check to:
BY FIRST CLASS MAIL
Provident Trust Strategy Fund
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701
BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL
Provident Trust Strategy Fund
c/o U.S. Bank Global Fund Services
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202-5207
Please do not mail letters by overnight delivery service or registered mail to the Post Office Box address. The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent or the Fund. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

6.	You may purchase shares by wire transfer.
Initial Investment by Wire – If you wish to open an account by wire, please call 1-855-739-9950 before you wire funds in order to make arrangements with a telephone service representative to submit your completed application via mail, overnight delivery, or facsimile. Upon receipt of your completed application, your account will be established and a service representative will contact you to provide your new account number and wiring instructions. If you do not receive this information within one business day, please contact the Transfer Agent.
Subsequent Investments by Wire – Please call 1-855-739-9950 before you wire funds in order to advise the Transfer Agent of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.
Wire Information:
You should transmit funds by wire to:
U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, WI 53202
ABA #075000022

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For credit to:
U.S. Bancorp Fund Services, LLC
Account #112-952-137
For further credit to:
Provident Trust Strategy Fund
(shareholder registration)
(shareholder account number)
Please remember that U.S. Bank, N.A. must receive your wired funds prior to the close of regular trading on the NYSE for you to receive same day pricing. The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire system, or from incomplete wiring instructions.
Purchasing Shares from Broker-Dealers and Other Financial Institutions
The Fund may enter into agreements with Servicing Agents such as broker-dealers and other financial institutions that may include the Fund as an investment alternative in the programs they offer or administer. Servicing Agents may:

•
Become shareholders of record of the Fund. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent. This also means that purchases made through Servicing Agents may not be subject to the Fund’s minimum purchase requirement.

•	Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Fund.

•	Charge fees to their customers for the services they provide them. Also, the Fund and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.

•	Be allowed to purchase shares by telephone with payment to follow the next day. If the telephone purchase is made prior to the close of regular trading on the NYSE, it will receive same day pricing.

•
Be authorized to receive purchase orders on the Fund’s behalf (and designate other Servicing Agents to accept purchase orders on the Fund’s behalf). If the Fund has entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept purchase orders on the Fund’s behalf, then all purchase orders received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern Time will receive that day’s net asset value, and all purchase orders received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern Time will receive the next day’s net asset value.

If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent because particular Servicing Agents may adopt policies or procedures that are separate from those described in this Prospectus. Investors purchasing or redeeming through a Servicing Agent need to check with the Servicing Agent to determine whether the Servicing Agent has entered into an agreement with the Fund. When you purchase shares of the Fund through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Fund on a timely basis. If the Servicing Agent does not place the order on a timely basis, or if it

13

does not pay the purchase price to the Fund within the period specified in its agreement with the Fund, then the Servicing Agent may be held liable for any resulting fees or losses.
Payments to Financial Intermediaries
From time to time, the Fund enters into arrangements with broker-dealers, banks and other financial intermediaries pursuant to which such parties agree to perform sub-transfer agent, sub-accounting, record-keeping, administrative or other shareholder services (collectively, “sub-TA services”) on behalf of their clients who are shareholders of the Fund. Pursuant to these arrangements, the Fund makes payments to financial intermediaries for services provided to clients who hold shares of the Fund through omnibus and networked accounts.
In addition, the Adviser pays additional compensation to certain financial intermediaries. Under these arrangements, the Adviser makes payments from its own resources, and not as an additional charge to the Fund, to a financial intermediary to compensate it for sub-TA services and/or distribution and marketing services. For example, the Adviser may compensate financial intermediaries for providing the Fund with “shelf space” or access to a third-party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the Fund on preferred or recommended sales lists, mutual fund “supermarket” platforms, other formal sales programs and other forms of marketing support. The amount of these payments is determined from time to time by the Adviser and may differ among such financial intermediaries based upon one or more of the following factors: gross sales, current assets, the number of accounts of the Fund held by the financial intermediary or other factors agreed to by the parties. The receipt of (or prospect of receiving) such compensation may provide the intermediary and its salespersons with an incentive to favor sales of Fund shares over other investment alternatives. You may wish to consider whether such arrangements exist when evaluating recommendations from an intermediary.
Telephone Purchases
The telephone purchase option may not be used for initial purchases of the Fund’s shares, but may be used for subsequent purchases, including by IRA shareholders. Telephone purchases must be in amounts of $1,000 or more; however, the Adviser reserves the right to waive the minimum telephone purchase amount for certain accounts. IRA shareholders are not subject to the $1,000 minimum telephone purchase amount restriction. The telephone purchase option allows investors to make subsequent investments directly from a bank checking or savings account. The telephone purchase option will automatically be established on your account unless declined on the original account application. Only bank accounts held at domestic financial institutions that are Automated Clearing House (“ACH”) members may be used for telephone transactions. This option will become effective approximately 15 calendar days after the application form is received by the Transfer Agent. To have Fund shares purchased at the net asset value determined at the close of regular trading on a given date, the Transfer Agent must receive your purchase order prior to the close of regular trading on such date. Most transfers are completed within one business day. Telephone purchases may be made by calling 1-855-739-9950. Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m. Eastern Time).
If you previously declined this option and would like to add it at a later date, you may write to the Transfer Agent requesting the telephone option. When you do so, please sign the request exactly as your account is registered. You may be required to provide a signature guarantee or other acceptable signature verification. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.

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Other Information about Purchasing Shares of the Fund
The Fund may reject any New Account Application for any reason. The Fund will not accept initial purchase orders made by telephone, unless they are from a Servicing Agent that has an agreement with the Fund.
Shares of the Fund have not been registered for sale outside of the United States. The Fund does not sell shares to investors residing outside of the United States, even if they are U.S. citizens or lawful permanent residents, except to investors with U.S. military APO or FPO addresses.
The Fund will not issue certificates evidencing shares purchased. The Fund will send investors a written confirmation for all purchases of shares.
The Fund offers an automatic investment plan allowing shareholders to make purchases on a regular and convenient basis. The Fund also offers the following retirement plans:

•	Traditional IRA

•	Roth IRA

•	Coverdell Education Savings Account

•	SEP-IRA

•	Simple IRA
Automatic Investment Plan
Once your account has been opened with the initial minimum investment, you may make additional purchases at regular intervals through the Automatic Investment Plan. This Plan provides a convenient method to have monies deducted from your bank account, for investment into the Fund, on a monthly, quarterly, semi-annual or annual basis. In order to participate in the Plan, each purchase must be in the amount of $50 or more, and your financial institution must be a member of the ACH network. If your bank rejects your payment, the Transfer Agent will charge a $25 fee to your account. To begin participating in the Plan, please complete the Automatic Investment Plan section on the account application or call the Transfer Agent at 1-855-739-9950. Any request to change or terminate your Automatic Investment Plan should be submitted to the Transfer Agent five calendar days prior to the effective date.
Investors can obtain further information about the Automatic Investment Plan and the retirement plans by calling the Fund at 1-855-739-9950. The Fund recommends that investors consult with a competent financial and tax advisor regarding the retirement plans before investing through them.
Address Changes
To change the address on your account, call the Transfer Agent at 1-855-739-9950. Any written redemption requests received within 30 calendar days after an address change must be accompanied by a signature guarantee. No telephone redemptions will be allowed within 30 calendar days of an address change.
Lost Shareholders, Inactive Accounts and Unclaimed Property
It is important that the Fund maintains a correct address for each shareholder.  An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Fund.  Based upon statutory requirements for returned mail, the Fund will attempt to locate the shareholder or rightful owner of the account.  If the Fund is unable to locate the shareholder, then it will determine whether the shareholder’s account can legally be considered abandoned.  Your mutual fund account may be transferred to the state government of your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws.  The Fund is legally

15

obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements.  The shareholder’s last known address of record determines which state has jurisdiction.  Please proactively contact the Transfer Agent at 1-855-739-9950 (toll free) at least annually to ensure your account remains in active status.
If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller. Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.
Householding
To reduce expenses, we generally mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Transfer Agent at 1-855-739-9950. Individual copies will be sent upon request.

REDEEMING SHARES
How to Redeem (Sell) Shares by Mail

1.	Prepare a letter of instruction containing:

•	account number(s)

•	the amount of money or number of shares being redeemed

•	the name(s) on the account

•	daytime phone number

•
additional information that the Fund may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity. Please contact the Transfer Agent, in advance, at 1-855-739-9950 if you have any questions.

2.	Sign the letter of instruction exactly as the shares are registered. Joint ownership accounts must be signed by all owners.

3.	A signature guarantee, from either a Medallion program member or a non-Medallion program member, is required to redeem shares in the following situations:

•	When the redemption proceeds are payable or sent to any person, address or bank account not on record.

•	If a change of address was received by the Transfer Agent within the last 30 calendar days.

•	If ownership on your account is being changed.
In addition to the situations described above, the Fund and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.
A notarized signature is not an acceptable substitute for a signature guarantee.
Non-financial transactions including establishing or modifying certain services on an account may require a signature guarantee, a signature verification from a Signature Validation Program (“SVP”) member, or other acceptable form of authentication from a financial institution source. Signature

16

guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the NYSE Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantee.

4.	Send the letter of instruction to:
BY FIRST CLASS MAIL
Provident Trust Strategy Fund
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701
BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL
Provident Trust Strategy Fund
c/o U.S. Bank Global Fund Services
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202-5207
Please do not mail letters by overnight delivery service or registered mail to the Post Office Box address. The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent or the Fund.
How to Redeem (Sell) Shares by Telephone

1.
The telephone redemption option will automatically be established on your account unless declined on the original account application. If you declined this option and would like to add it at a later date, you should write to the Transfer Agent requesting the telephone option. When you do so, please sign the request exactly as your account is registered. You may be required to provide a signature guarantee or other acceptable signature verification. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.

2.	Shares held in IRAs may be redeemed by telephone. You will be asked whether or not to withhold taxes from any distribution.

3.	Assemble the same information that you would include in the letter of instruction for a written redemption request.

4.
Call the Transfer Agent at 1-855-739-9950. Please do not call the Adviser. Redemption requests received in good order before 4:00 p.m. Eastern Time will receive that day’s net asset value, and redemption requests received after 4:00 p.m. Eastern Time will receive the next day’s net asset value. (The maximum redemption allowed by telephone is $50,000; the minimum redemption allowed by telephone is $500. However, the Adviser reserves the right to waive the maximum redemption amount for certain accounts, such as omnibus or certain retirement plan accounts.) Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m. Eastern Time).

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Systematic Withdrawal Plan
As another convenience, you may redeem your Fund shares through the Systematic Withdrawal Plan (“SWP”). Under the SWP, you may choose to receive a specified dollar amount, generated from the redemption of shares in your account, on a monthly, quarterly or annual basis. In order to participate in the SWP, your account balance must be at least $10,000 and each payment should be a minimum of $100. If you elect this method of redemption, the Fund will send a check to your address of record, or will send the payment via Electronic Funds Transfer (“EFT”) through the ACH network directly to your bank account. For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your Fund account. The SWP may be terminated at any time by the Fund. You may also elect to terminate your participation in the SWP at any time by contacting the Transfer Agent at least five calendar days prior to the next withdrawal.
A withdrawal under the SWP involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount requested to be withdrawn exceeds the amount available in your account, which includes any dividends credited to your account, the account will ultimately be depleted, and your account will be closed.
How to Redeem (Sell) Shares through Servicing Agents
If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent. Contact the Servicing Agent for instructions on how to do so. Servicing Agents may charge you a fee for this service.
Redemption Price
The redemption price per share you receive for redemption requests is the next determined net asset value after:

•
The Transfer Agent receives your written request in good order with all required information and documents as necessary. Shareholders should contact the Transfer Agent for further information concerning documentation required for redemption of Fund shares for certain account types.

•	The Transfer Agent receives your authorized telephone request in good order with all required information.

•
If the Fund has entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to receive redemption requests on behalf of the Fund, then all redemption requests received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern Time will receive that day’s net asset value, and all redemption requests received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern Time will receive the next day’s net asset value.

Payment of Redemption Proceeds

•	The Transfer Agent will normally send redemption proceeds no later than the seventh day after it receives the request, along with all required information.

•
Redemption proceeds generally will be sent via check to the address of record on the business day following the processing of your request. If you request in the letter of instruction, the Transfer Agent will transfer the redemption proceeds to your designated bank account by either EFT or wire. Proceeds sent via an EFT generally take two to three business days to reach the shareholder’s account whereas the Transfer Agent generally wires redemption proceeds on the business day following the calculation of the redemption price.

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•	The Transfer Agent currently charges $15 for each wire redemption but does not charge a fee for EFTs.

•	Those shareholders who redeem shares through Servicing Agents will receive their redemption proceeds in accordance with the procedures established by the Servicing Agent.

•
The Fund typically pays redemptions from cash, cash equivalents, proceeds from the sale of Fund shares, proceeds from the sale of portfolio securities and/or the use of a line of credit. These redemption payment methods are expected to be used in regular and stressed market conditions.

Other Redemption Considerations
When redeeming shares of the Fund, shareholders should consider the following:

•	The redemption may result in a taxable capital gain or loss, unless the Fund shares are held in an IRA.

•
Shareholders who redeem shares held in an IRA must indicate on their written redemption request whether or not to withhold federal income taxes. If not so indicated, these redemptions, as well as redemptions of other retirement plans not involving a direct rollover to an eligible plan, will be subject to federal income tax withholding.

•
As permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund may delay the payment of redemption proceeds for up to seven calendar days in all cases. In addition, the Fund can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances as determined by the Securities and Exchange Commission (“SEC”).

•
If you purchased shares by check or by EFT, the Fund may delay the payment of redemption proceeds until it is reasonably satisfied the check and/or transfer of funds has cleared (which may take up to 15 calendar days from the date of purchase).

•
Unless previously authorized on the account, the Transfer Agent will transfer the redemption proceeds by EFT or by wire only if the shareholder has sent in a written request with signatures guaranteed.

•
Redemption proceeds will be sent to the Transfer Agent address of record. The Transfer Agent will send the proceeds of a redemption to an address or account other than that shown on its records only if the shareholder has sent in a written request with signatures guaranteed.

•
The Fund reserves the right to refuse a telephone redemption request if it believes it is advisable to do so. Both the Fund and the Transfer Agent may modify or terminate their procedures for telephone redemptions at any time. Neither the Fund nor the Transfer Agent will be liable for following instructions for telephone redemption transactions that they reasonably believe to be genuine, provided they use reasonable procedures to confirm the genuineness of the telephone instructions. They may be liable for unauthorized transactions if they fail to follow such procedures. These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls. During periods of substantial economic or market change, you may find telephone redemptions difficult to implement and may encounter higher than usual call waits. Telephone trades must be received

19

by or prior to market close to receive that day’s net asset value. Please allow sufficient time to place your telephone transaction. If a Servicing Agent or shareholder cannot contact the Transfer Agent by telephone, they should make a redemption request in writing in the manner described earlier.

•
If your account balance falls below $500 because you redeem shares, the Fund reserves the right to notify you to make additional investments within 60 calendar days so that your account balance is $500 or more. If you do not, the Fund may close your account and mail the redemption proceeds to you.

•
While the Fund generally pays redemption requests in cash, the Fund reserves the right to pay redemption requests “in kind.” This means that the Fund may pay redemption requests entirely or partially with liquid securities rather than cash. Shareholders who receive a redemption “in kind” may incur costs upon the subsequent disposition of such securities. For federal income tax purposes, redemptions in kind are taxed in the same manner as redemptions paid in cash.

MARKET TIMING PROCEDURES
Frequent purchases and redemptions of Fund shares by a shareholder may harm other Fund shareholders by interfering with the efficient management of the Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares. Notwithstanding the foregoing, the Fund’s Board of Directors has determined not to adopt policies and procedures that discourage frequent purchases and redemptions of Fund shares because the Fund has not experienced frequent purchases and redemptions of Fund shares that have been disruptive to the Fund.
The Fund’s Chief Compliance Officer (“CCO”) receives reports on a regular basis as to purchases and redemptions of Fund shares and reviews these reports to determine if there is any unusual trading in Fund shares. The CCO will report to the Board of Directors any such unusual trading in Fund shares that is disruptive to the Fund.

DISTRIBUTIONS AND TAXES
The Fund distributes substantially all of its net investment income and substantially all of its net capital gains annually. You have four distribution options:

•	All Reinvestment Option – Both net investment income and net capital gain distributions will be reinvested in additional Fund shares.

•	Partial Reinvestment Option – Net investment income distributions will be paid in cash and net capital gain distributions will be reinvested in additional Fund shares.

•	Partial Reinvestment Option – Net investment income distributions will be reinvested in additional Fund shares and net capital gain distributions will be paid in cash.

•	All Cash Option – Both net investment income and net capital gain distributions will be paid in cash.
You may make this election on the New Account Application. You may change your election by writing to the Transfer Agent or by calling 1-855-739-9950 at least five calendar days prior to the record date of the next distribution.
The Corporation, on behalf of the Fund, has adopted a distribution plan pursuant to Rule 12b-1 of the 1940 Act (the “Distribution Plan”). The Distribution Plan provides that the Fund may incur certain

20

costs, which may not exceed a maximum amount equal to 0.25% per annum of the Fund’s average daily net assets. However, the Fund presently intends not to use the Distribution Plan or pay any Rule 12b-1 fees during the fiscal year ending September 30, 2020.
If you elect to receive net investment income and net capital gain distributions in cash, and your distribution check is returned to the Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest such distributions and all future distributions payable to you in additional Fund shares at the Fund’s then-current net asset value. No interest will accrue on amounts represented by uncashed distribution or redemption checks.
You will be taxed in the same manner whether you receive your distributions in cash or reinvest them in additional Fund shares. Distributions of investment company taxable income (which includes, but is not limited to, interest, dividends, net short-term capital gain, and net gain from foreign currency transactions), if any, are generally taxable to the Fund’s shareholders as ordinary income. For non-corporate shareholders, to the extent that the Fund’s distributions of investment company taxable income are attributable to and reported as qualified dividend income, such income is currently taxable at the reduced federal income tax rates applicable to long-term capital gains, if certain holding period requirements have been satisfied by the shareholder. For corporate shareholders, a portion of the Fund’s distributions of investment company taxable income may qualify for the intercorporate dividends-received deduction to the extent the Fund receives dividends directly or indirectly from U.S. corporations, reports the amount distributed as eligible for deduction and the corporate shareholder meets certain holding period requirements with respect to its shares. To the extent that the Fund’s distributions of investment company taxable income are attributable to net short-term capital gain, such distributions will be treated as ordinary income and cannot be offset by a shareholder’s capital losses from other investments.
Distributions of net capital gain (the excess of the Fund’s net long-term capital gain over its net short-term capital loss) are generally taxable as long-term capital gains regardless of the length of time the shareholder has owned Fund shares. Distributions of net capital gain are not eligible for qualified dividend income treatment or the dividends-received deduction referred to in the previous paragraph. The Fund expects that its distributions will primarily consist of distributions of net capital gain.
Shareholders who sell or redeem Fund shares generally will have a capital gain or loss from the sale or redemption. The amount of the gain or loss and the applicable rate of tax will depend upon the amount paid for the shares, the amount received from the sale or redemption, and the length of time that a shareholder held the shares. Gain or loss realized upon a sale or redemption of Fund shares will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less. Any loss arising from the sale or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of any distributions of net capital gain received or deemed to be received with respect to such shares. In determining the holding period of shares for this purpose, any period during which your risk of loss is offset by means of options, short sales, or similar transactions is not counted. If you purchase Fund shares (through reinvestment of distributions or otherwise) within 30 calendar days before or after selling or redeeming Fund shares at a loss, all or part of that loss will not be deductible and will instead increase the basis of the newly acquired shares to preserve the loss until a future sale or redemption.
In addition to the federal income tax, certain individuals, trusts and estates may be subject to a Net Investment Income (“NII”) tax of 3.8%. The NII tax is imposed on the lesser of (i) a taxpayer’s investment income, net of deductions properly allocable to such income, or (ii) the amount by which the taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married

21

individuals filing jointly, $200,000 for unmarried individuals, and $125,000 for married individuals filing separately). The Fund’s distributions are includable in a shareholder’s investment income for purposes of this NII tax. In addition, any capital gain realized on the sale or redemption of Fund shares is includable in a shareholder’s investment income for purposes of this NII tax.
The Fund is required to report to certain shareholders and the Internal Revenue Service (“IRS”) the cost basis of Fund shares purchased or acquired on or after January 1, 2012 (“covered shares”) when such shareholders sell or redeem covered shares. The Fund has chosen average cost as its standing (default) tax lot identification method for all shareholders, which means this is the method the Fund will use to determine which specific covered shares are deemed to be sold or redeemed when there have been multiple purchases on different dates at differing net asset values, and the entire position is not sold or redeemed at one time. The Fund’s standing tax lot identification method is the method it will use to report the sale or redemption of covered shares on your Form 1099 if you do not select a specific tax lot identification method. You may choose any IRS-approved method other than the Fund’s standing method at the time of your purchase or upon the sale or redemption of covered shares.
The cost basis method a shareholder elects may not be changed with respect to a sale or redemption of shares after the settlement date of the sale or redemption. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the cost basis reporting rules apply to them.
For those securities defined as “covered” under current IRS cost basis tax reporting regulations, the Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Fund is not responsible for the reliability or accuracy of the information for those shares that are not “covered.”
Future changes in income tax laws, potentially with retroactive effect, could impact the Fund’s investments or tax consequences to you of investing in the Fund.
This summary is not intended to be and should not be construed to be legal or tax advice to any current holder of the shares of the Fund and is not a full discussion of federal income tax laws and the effect of such laws on you. There may be other federal, state, local, or foreign tax considerations applicable to a particular shareholder. You are urged to consult your own tax advisor.

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FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by the Fund’s independent registered public accounting firm, Cohen & Company, Ltd., whose report, along with the Fund’s financial statements, is included in the Annual Report, which is available upon request.

	Years Ended September 30,
	2019	2018	2017	2016	2015
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$16.47	$13.71	$11.08	$11.25	$11.55
Income from investment operations:
Net investment income (1)	0.09	0.03	0.02	0.01	0.02
Net realized and unrealized
gain on investments	0.32	2.96	2.84	0.69	0.59
Total from investment operations	0.41	2.99	2.86	0.70	0.61
Less distributions:
Distributions from net investment income	(0.05)	(0.02)	(0.01)	(0.01)	(0.01)
Distributions from net realized gains	(0.75)	(0.21)	(0.22)	(0.86)	(0.90)
Total from distributions	(0.80)	(0.23)	(0.23)	(0.87)	(0.91)
Net asset value, end of year	$16.08	$16.47	$13.71	$11.08	$11.25

TOTAL RETURN	3.17%	21.98%	26.19%	6.25%	5.41%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s $)	183,788	180,055	137,737	113,804	103,496
Ratio of expenses to average net assets:
Before expense reimbursement/ recoupment (2)	0.96%	0.96%	1.02%	1.05%	1.01%
After expense reimbursement/ recoupment (2)	0.98%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets:
Before expense reimbursement/ recoupment (2)	0.59%	0.26%	0.11%	0.05%	0.12%
After expense reimbursement/ recoupment (2)	0.57%	0.22%	0.13%	0.10%	0.13%
Portfolio turnover rate	6%	2%	7%	4%	10%
_______________________________
(1) Net investment income (loss) per share was calculated using average shares outstanding.
(2) Expenses waived or reimbursed reflect reductions to total expenses, whereas expenses recouped reflect increases to total expenses, as discussed in notes to the financial statements. These reimbursed amounts decrease the net investment loss ratio or increase the net investment income ratio, and recouped amounts increase the net investment loss ratio or decrease the net investment income ratio, as applicable.

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Not part of the Prospectus
PROVIDENT MUTUAL FUNDS
PRIVACY POLICY
We collect the following nonpublic personal information about you:

•	Information we receive from you on or in applications or other forms, correspondence or conversations.

•	Information about your transactions with us, our affiliates, or others.
We do not disclose any nonpublic personal information about our current or former shareholders to anyone, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.
In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary may govern how your nonpublic personal information would be shared with nonaffiliated third parties.

To learn more about the Fund, you may want to read the Fund’s SAI which contains additional information. The Fund has incorporated by reference the SAI into the Prospectus. This means that you should consider the contents of the SAI to be part of the Prospectus.
You also may learn more about the Fund’s investments by reading the Fund’s annual and semi-annual reports to shareholders. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the performance of the Fund during its last fiscal year.
The SAI and the annual and semi-annual reports are all available to shareholders and prospective investors without charge, by calling the Transfer Agent at 1-855-739-9950 or by visiting the Fund’s website www.provfunds.com.
Prospective investors and shareholders who have questions about the Fund may also call the following number or write to the following address.
Provident Trust Strategy Fund
N16 W23217 Stone Ridge Drive, Suite 310
Waukesha, Wisconsin 53188
1-855-739-9950
info@provtrust.com
Reports and other information about the Fund are also available on the EDGAR Database at the SEC’s Internet site at www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.
Please refer to Provident Mutual Funds, Inc.’s Investment Company Act File No. 811-04722 when seeking information about the Fund from the SEC.
P R O S P E C T U S January 31, 2020 Provident Trust Strategy Fund (Ticker Symbol: PROVX) A NO-LOAD MUTUAL FUND

STATEMENT OF ADDITIONAL INFORMATION	January 31, 2020
Provident Mutual Funds, Inc.
N16 W23217 Stone Ridge Drive, Suite 310
Waukesha, Wisconsin 53188
Provident Trust Strategy Fund
(Ticker: PROVX)
This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of the Provident Trust Strategy Fund dated January 31, 2020. Requests for copies of the Prospectus should be made in writing to the Fund, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, or by calling 1-855-739-9950. The Prospectus is also available on our website (www.provfunds.com).
The following audited financial statements and other information are incorporated herein by reference to the Annual Report dated September 30, 2019 of Provident Trust Strategy Fund (File No. 811-04722) as filed with the Securities and Exchange Commission (“SEC”) on Form N-CSR on November 13, 2019:
Statement of Assets and Liabilities
Schedule of Investments
Statement of Operations
Statements of Changes in Net Assets
Financial Highlights
Notes to the Financial Statements
Report of Independent Registered Public Accounting Firm
Shareholders may obtain a copy of the Annual Report, without charge, by calling 1-855-739-9950.

PROVIDENT MUTUAL FUNDS, INC.
Table of Contents
No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated January 31, 2020 and, if given or made, such information or representations may not be relied upon as having been authorized by Provident Mutual Funds, Inc.
The Statement of Additional Information does not constitute an offer to sell securities.

FUND HISTORY AND CLASSIFICATION
Provident Mutual Funds, Inc., a Wisconsin corporation incorporated on May 23, 1986 (the “Corporation”), is an open-end, management investment company consisting of one non-diversified portfolio, Provident Trust Strategy Fund (the “Fund”). The Corporation is registered under the Investment Company Act of 1940, as amended (the “1940 Act”).
Effective August 31, 2012, following a special meeting of shareholders held on August 24, 2012, the name of the Fund was changed from the FMI Provident Trust Strategy Fund to the Provident Trust Strategy Fund, and the name of the Corporation was changed from FMI Mutual Funds, Inc. to Provident Mutual Funds, Inc. In addition, Provident Trust Company (the “Adviser”) became the investment adviser to the Fund effective August 31, 2012. The Adviser previously served as the sole sub-adviser to the Fund since September 2002.
INVESTMENT OBJECTIVE AND RESTRICTIONS
Investment Objective: The Fund seeks long-term growth of capital. Although the Fund has no intention of doing so, the Fund may change its investment objective without obtaining shareholder approval.
The Fund has adopted the following investment restrictions, which are matters of fundamental policy and cannot be changed without the approval of the holders of the lesser of: (i) 67% of the Fund’s shares present or represented at a shareholders’ meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented; or (ii) more than 50% of the outstanding shares of the Fund.
1.The Fund will not issue senior securities or borrow money, except as the 1940 Act, any rule, regulation or exemptive order thereunder, or any SEC staff interpretation thereof, may permit.
2.The Fund will not make loans, except as the 1940 Act, any rule, regulation or exemptive order thereunder, or any SEC staff interpretation thereof, may permit.
3.The Fund will not make investments for the purpose of exercising control or management of any company.
4.The Fund will not purchase securities of any issuer (other than the United States or an agency or instrumentality of the United States) if, as a result of such purchase, the Fund would hold more than 10% of any class of securities, including voting securities, of such issuer or more than 5% of the Fund’s assets, taken at current value, would be invested in securities of such issuer, except that up to 50% of the assets of the Fund may be invested without regard to these limitations.
5.The Fund will not concentrate 25% or more of the value of its net assets, determined at the time an investment is made, exclusive of government securities, in securities issued by companies primarily engaged in the same industry.
6.The Fund will not act as an underwriter or distributor of securities other than shares of the Fund and may not purchase any securities which are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the “Securities Act”).
7.The Fund will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, and provided that this restriction shall not prevent the Fund from investing in (i) securities of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein or (ii) securities or other instruments backed by real estate or interests therein.
8.The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other instruments, provided that this restriction shall not prevent the Fund from (i) purchasing or selling futures contracts, options and other derivative instruments or (ii) investing in securities or other instruments backed by physical commodities.
9.The Fund will not invest more than 5% of its total assets in securities of issuers which have a record of less than three years of continuous operation, including the operation of any predecessor business of a company which came into existence as a result of a merger, consolidation, reorganization or purchase of substantially all of the assets of such predecessor business.
With regard to the first fundamental investment restriction, the Fund may not borrow money if, as a result, outstanding borrowings would exceed an amount equal to 33 1/3% of the Fund’s total assets. With regard to the second fundamental investment restriction, entering into repurchase agreements, lending securities and acquiring any debt security are not deemed to be the making of loans.
The following investment limitations are not fundamental, and may be changed without shareholder approval.
1.The Fund will not purchase securities of other investment companies, except as the 1940 Act, any rule, regulation or exemptive order thereunder, or any SEC staff interpretation thereof, may permit.
2.The Fund will not sell any securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the SEC or its staff, and provided that transactions in futures contracts or other derivatives are not deemed to constitute selling securities short.
3.The Fund will not purchase any securities on margin, except that it may obtain such short-term credits as may be necessary for clearance of transactions, and provided that margin deposits in connection with futures contracts or other derivatives shall not constitute purchasing securities on margin.
4.The Fund will not pledge any of its assets, except as may be necessary in connection with permissible borrowings or investments and then such pledging may not exceed 33 1/3% of the Fund’s total assets at the time of the borrowing or investment.
Note on Percentage Limitations
Whenever an investment objective, investment restriction, policy or strategy of the Fund set forth in the Fund’s Prospectus or this SAI states a maximum (or minimum) percentage of the Fund’s assets that may be invested in any type of security or asset class, the percentage is determined immediately after the Fund’s acquisition of that investment, except with respect to percentage limitations on temporary borrowing and illiquid securities. Accordingly, any later increase or decrease resulting from a change in the market value of a security or in the Fund’s assets (e.g., due to net sales or redemptions of Fund shares) will not cause the Fund to violate a percentage limitation. As a result, due to market fluctuations, cash inflows or outflows or other factors, the Fund may exceed such percentage limitations from time to time.

INVESTMENT CONSIDERATIONS
The Prospectus describes the Fund’s principal investment strategies and risks. This section expands upon that discussion and also describes non-principal investment strategies and risks.
Commodity-Linked Investments
The Fund may invest indirectly through exchange-traded funds (“ETFs”) in securities, derivatives and other instruments (i.e., options, swap contracts and notes) linked to certain commodities, baskets of commodities and/or commodity indices. These commodity-linked investments may at times not be correlated to the traditional equity markets.
The Fund’s commodity-linked investments may subject the Fund to greater volatility than investments in traditional securities. Commodity prices may change unpredictably and significantly. The performance of commodity futures and other commodity-linked investments may not be correlated to the securities markets, and is affected by events, developments and conditions relevant to the particular commodity such as speculative trading activity, current or spot prices for the commodity, periods of illiquidity, temporary distortions and regulatory limits on the amount of permitted fluctuation, commodity index volatility, counterparty risk, demand and supply, weather, livestock or crop disease, tariffs, embargoes, technological developments, environmental issues, changes in interest rates, trade, fiscal, monetary and exchange control programs, government regulation and intervention, gross domestic product, geopolitical and international economic developments, interest rates and other factors influencing the specific commodity.
Convertible Securities-Linked Investments
The Fund may invest indirectly through ETFs in convertible securities (debt securities or preferred stocks of corporations which are convertible into or exchangeable for common stocks). Preferred stocks are described under “Preferred Stocks.”
An ETF may invest in convertible debt securities rated less than investment grade. Convertible debt securities are subject to credit risk, interest rate risk and prepayment risk as described under “Fixed Income Securities.” Debt securities rated less than investment grade are commonly referred to as “junk bonds.” While low-rated securities generally offer higher yields than investment grade securities with similar maturities, they involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Low-rated securities tend to be more sensitive to economic conditions than higher‑rated securities. As a result, they generally involve more credit risks than securities in the higher‑rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of low-rated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of low-rated securities is significantly greater than issuers of higher‑rated securities because such securities are generally unsecured and are often subordinated to other creditors. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of low-rated securities.
Fixed Income Securities
The Fund may also invest in fixed income securities as a non-principal investment strategy. The Fund’s investments in fixed income securities consist primarily of investment grade corporate and U.S.

Government issues with intermediate-term maturities from one to ten years. The Fund will invest in debt securities rated at the time of purchase “Baa3” or better by Moody’s Investors Services, Inc. (“Moody’s”), or “BBB-” or better by Standard and Poor’s Corporation (“Standard and Poor’s”). The Fund may invest in securities with equivalent ratings from another nationally recognized rating agency. If a security is downgraded below “Baa3” or “BBB-”, the Fund will dispose of such security as soon as reasonably practicable, unless its Adviser believes it disadvantageous to the Fund to do so. Investors should be aware that ratings are relative and subjective and are not absolute standards of quality. A description of the foregoing ratings is set forth in “Description of Securities Ratings.” Although “Baa3” and “BBB-” rated securities are investment grade, they may have speculative characteristics.
The principal risks associated with investment in debt securities are credit risk, interest rate risk and prepayment risk. Credit risk is the risk that the issuers of debt securities held by the Fund may not be able to make interest or principal payments. Even if these issuers are able to make interest or principal payments, they may suffer adverse changes in financial conditions that would lower the credit quality of the security leading to greater volatility in the price of the security. Interest rate risk reflects the principle that, in general, the value of debt securities rises when interest rates fall and falls when interest rates rise. Longer-term obligations are usually more sensitive to interest rate changes than shorter-term obligations. Prepayment risk is the risk that the issuers of bonds or other debt securities may prepay principal due on securities, particularly during periods of declining interest rates. Securities subject to prepayment risk generally offer less potential for gain when interest rates decline and may offer a greater potential for loss when interest rates rise. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby increasing the average life of the security and making a security more sensitive to interest rate changes.
Foreign Securities
The Fund may invest up to 20% of its total assets in foreign securities as a non-principal investment strategy. Such investments may involve risks which are in addition to the usual risks inherent in domestic investments. The value of the Fund’s foreign investments may be significantly affected by changes in currency exchange rates, and the Fund may incur costs in converting securities denominated in foreign currencies to U.S. dollars. In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States. Additionally, foreign companies may not be subject to uniform accounting, auditing and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes, which would reduce the Fund’s income without providing a tax credit for the Fund’s shareholders. There is the possibility of expropriation, confiscatory taxation, currency blockage or political or social instability which could affect investments in those nations. Foreign securities include sponsored and unsponsored American Depositary Receipts (“ADRs”). ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. Unsponsored ADRs differ from sponsored ADRs in that the establishment of unsponsored ADRs is not approved by the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current or reliable as the information for sponsored ADRs, and the price of unsponsored ADRs may be more volatile.
The United Kingdom intends to withdraw from the European Union (EU) on January 31, 2020 following a June 2016 referendum referred to as “Brexit.” Upon the United Kingdom’s departure from the EU, the United Kingdom will enter a transition period until December 31, 2020 during which time a trade deal and other key agreements will be negotiated. Though the ramifications of Brexit will not be fully known for some time, the uncertainty surrounding the United Kingdom’s economy, and its legal, political, and economic relationship with the remaining member states of the EU, may cause considerable disruption in securities markets, including decreased liquidity and increased volatility, as well as currency fluctuations in the British pound’s exchange rate against the U.S. dollar.
The Fund may from time to time invest in emerging and less developed markets (“emerging markets”) securities. Investments in emerging markets securities involve special risks in addition to those generally associated with foreign investing. Many investments in emerging markets can be considered speculative, and the value of those investments can be more volatile than investments in more developed foreign markets. This difference reflects the greater uncertainties of investing in less established markets and economies. Costs associated with transactions in emerging markets securities typically are higher than costs associated with transactions in U.S. securities. Such transactions also may involve additional costs for the purchase or sale of foreign currency.
Government Obligations
The Fund may invest in a variety of U.S. Treasury obligations, including bills, notes and bonds. These obligations differ only in terms of their interest rates, maturities and time of issuance. The Fund may also invest in other securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.
Obligations of certain agencies and instrumentalities, such as the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Treasury. Others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality that issues them. There is no guarantee that the U.S. Government will provide financial support to its agencies or instrumentalities, now or in the future, if it is not obligated to do so by law.
Illiquid Securities
The Fund may invest up to 15% of its net assets in illiquid securities. In connection with the implementation of the SEC’s liquidity risk management rule and the Fund’s liquidity risk management program, the term “illiquid security” is defined as a security which the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security.
Investment Company Securities and Exchange-Traded Funds
As a non-principal investment strategy, the Fund may invest in registered and unregistered investment companies, including ETFs. The Fund will limit its investment in the securities of other investment companies as required by the 1940 Act. With certain exceptions, the Fund may not acquire (i) more than 3% of the voting stock of any one investment company, (ii) securities of an investment company with a value in excess of 5% of the Fund’s total assets, or (iii) securities of all investment companies with a value in excess of 10% of the Fund’s total assets. The Fund’s investment in other investment companies may include money market mutual funds, which are not subject to the above percentage limitations.
Open-End and Closed-End Investment Companies and ETFs. The Fund may invest in shares of open-end and closed-end investment companies and money market mutual funds. In addition, the Fund may invest in ETFs (which may, in turn, invest in equities, bonds, and other financial instruments). ETFs are investment companies whose shares are bought and sold on a securities exchange. An ETF typically holds a portfolio of securities designed to track a particular market segment or index. The Fund could purchase an ETF to gain exposure to a portion of the U.S. or foreign market.
The Fund, as a shareholder of another investment company, will bear its pro-rata portion of the other investment company’s fees and expenses, in addition to its own fees and expenses. In addition, it will be exposed to the investment risks associated with the other investment company, which generally reflect the risks of the underlying securities. To the extent that the Fund invests in open-end or closed-end companies that invest primarily in the common stock of companies located outside the United States, see the risks related to foreign securities set forth in the subsection entitled “Foreign Securities” above.
Because ETFs are typically investment companies, owning an ETF generally entails the same risks as owning investment company securities. Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund, and lack of liquidity in an ETF could result in its market price being more volatile than the underlying portfolio of securities. In addition, because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, ETF shares potentially may trade at a discount or a premium to the ETF’s net asset value. Finally, because the value of ETF shares depends on demand in the market, the Fund may not be able to liquidate its holdings at the most optimal time, adversely affecting the Fund’s performance.
Money Market Instruments and Repurchase Agreements
The Fund may invest up to 100% of its total assets in cash or similar short-term investment grade securities (such as U.S. Government securities, repurchase agreements, commercial paper or certificates of deposit) as a temporary defensive position during adverse market, economic or political conditions. The Fund may also invest up to 25% of its total assets in cash and similar instruments under normal circumstances, in order to pay its expenses, satisfy redemption requests and to take advantage of investment opportunities. To the extent the Fund engages in any temporary strategies or maintains a substantial cash position, the Fund may not achieve its investment objective.
The Fund may invest in commercial paper rated, at the time of purchase, within the highest rating category by a nationally recognized statistical rating organization.
The Fund may enter into repurchase agreements with banks that are Federal Reserve Member banks and non-bank dealers of U.S. Government securities which, at the time of purchase, are on the Federal Reserve Bank of New York’s list of primary dealers with a capital base greater than $100 million. When entering into repurchase agreements, the Fund will hold as collateral an amount of cash or government securities at least equal to the market value of the securities that are part of the repurchase agreement. A repurchase agreement involves the risk that a seller may declare bankruptcy or default. In such event the Fund may experience delays, increased costs and a possible loss.
Mortgage-Backed and Asset-Backed Linked Securities
The Fund may invest indirectly through ETFs in residential and commercial mortgage-backed securities and other asset-backed securities that are secured or backed by automobile loans, installment sale contracts, credit card receivables or other assets (“Asset-Backed Collateral”) and are issued by Ginnie Mae, Fannie Mae, the Federal Home Loan Mortgage Corporation (“FHLMC”), commercial banks, trusts, special purpose entities, finance companies, finance subsidiaries of industrial companies, savings and loan associations, mortgage banks and investment banks. These securities represent interests in specific Asset-Backed Collateral in which periodic payments of interest on and/or principal of the Asset-Backed Collateral are made, thus, in effect, passing through periodic payments made by the individual borrowers on the Asset-

Backed Collateral underlying those securities, net of any fees paid to the servicer, any third-party credit enhancement provider or any guarantor of the securities. Mortgage-backed securities are typically issued in separate tranches that are secured by the same pool of Asset-Backed Collateral but vary with respect to risk and yield because of payment priority of one tranche over another. The Asset-Backed Collateral underlying securities purchased by the ETF may include sub-prime mortgage loans or non-traditional mortgage loans. The Fund may also invest indirectly through ETFs in mortgage-backed securities structured as CMOs, which may expose the Fund to greater volatility and interest rate risk than other types of mortgage-backed obligations.
Non-mortgage asset-backed securities may involve certain risks that are not presented by mortgage-backed securities. These risks arise primarily from the nature of the underlying assets (namely, credit card and automobile loan receivables, as opposed to real estate mortgages). Non-mortgage asset-backed securities do not have the benefit of the same security interest in the collateral as mortgage-backed securities.
Like other fixed income securities, when interest rates rise the value of a fixed rate asset-backed security generally will decline; however, when interest rates decline, the value of a fixed rate asset-backed security that permits prepayment may not increase as much as that of other fixed income securities that do not permit prepayment without penalty. Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other short-term instruments. With respect to mortgage-backed securities, the risk of such defaults is generally higher in the case of mortgage pools that include so-called “sub-prime” mortgages. While the secondary market for asset-backed securities is ordinarily quite liquid, during an economic downturn or when the underlying mortgage rates are being reset, the secondary market may not be as liquid as the market for other types of securities.
The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (namely, loans) generally may be prepaid at any time. As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected may reduce yield to maturity, while a prepayment rate that is slower than expected may have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments may increase, while slower than expected prepayments may decrease yield to maturity.
Other Alternative Asset Classes
The Fund may invest indirectly through ETFs in alternative asset classes such as real estate or currencies (or related indices or baskets). Real estate-linked investments may include holdings of securities of companies that own, operate, develop, construct, improve, finance and lease real estate, including commercial, retail and office space and buildings, hotels, apartments and residences. Investments related to real estate may be affected by interest rates, availability of construction and mortgage capital, consumer confidence, economic conditions in particular regions, demographic patterns, functional obsolescence or reduced desirability of properties, extended vacancies and tenant bankruptcies, real estate values, supply and demand, energy costs, catastrophic events, condemnation losses, and zoning, environmental and tax laws.
Investments linked to foreign currencies are subject to the risk of fluctuations in the price of foreign currencies. Factors affecting the price of a foreign currency include debt level and trade deficit of the foreign government, inflation rates and interest rates (and investors’ expectations about such rates) in the foreign country, investment and trading activity in the foreign currency, monetary and fiscal policies, and global or regional political, economic or financial events and conditions. Exchange rates between the U.S. dollar and a foreign currency can be volatile and difficult to predict. Exchange rates may be influenced by changing demand and supply for a particular currency, government intervention, exchange control programs, restrictions on local exchanges or markets, limitations on foreign investment in a country or on investment by residents of a country in other countries, currency devaluations and revaluations, changes in balances of payments and trade, and trade restrictions.
Preferred Stocks
The Fund may invest in preferred stocks, both convertible and nonconvertible. Preferred stocks have a preference over common stocks in liquidation (and generally dividends as well) but are subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stocks with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risks (namely, the value of the nonconvertible preferred stock rises when interest rates fall and falls when interest rates rise), while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similarly stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.
Warrants and Rights
The Fund may invest up to 5% of its net assets in warrants or rights, which entitle the holder to buy securities during a specific period of time. The Fund will make such investments only if the underlying securities are deemed appropriate by the Adviser for inclusion in the Fund’s portfolio. Included in the 5% amount, but not to exceed 2% of net assets, are warrants and rights whose underlying securities are not traded on principal domestic or foreign exchanges. Warrants and rights acquired by the Fund in units or attached to securities are not subject to these restrictions.
When-Issued and Delayed-Delivery Transactions
The Fund may purchase securities on a when-issued or delayed-delivery basis. When such a transaction is negotiated, the purchase price is fixed at the time the purchase commitment is made, but delivery of and payment for the securities takes place at a later date. Pending delivery of the securities, the Fund will earmark or set aside permissible liquid assets equal to the amount of the commitment in a segregated account. The Fund will not accrue income with respect to securities purchased on a when-issued or delayed-delivery basis prior to their stated delivery date. The purpose and effect of such maintenance is to prevent the Fund from gaining investment leverage from such transactions. The purchase of securities on a when-issued or delayed-delivery basis exposes the Fund to risk because the securities may decrease in value prior to delivery. The Fund will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objectives and not for the purpose of investment leverage. A seller’s failure to deliver securities to the Fund could prevent the Fund from realizing a price or yield considered to be advantageous.
Portfolio Turnover
The Fund does not trade actively for short-term profits. However, if consistent with the Fund’s investment objective, short-term profits or losses may be realized from time to time. The annual portfolio turnover rate indicates changes in the Fund’s portfolio and is calculated by dividing the lesser of purchases or sales of portfolio securities (excluding securities having maturities at acquisition of one year or less) for the fiscal year by the monthly average of the value of the portfolio securities (excluding securities having maturities at acquisition of one year or less) owned by the Fund during the fiscal year. The annual portfolio turnover rate may vary widely from year to year depending upon market conditions and prospects. Increased portfolio turnover necessarily results in correspondingly heavier transaction costs (such as brokerage commissions or mark-ups or mark-downs) which the Fund must pay and increased realized gains (or losses). Distributions to shareholders of realized net short-term capital gains are taxable as ordinary income for federal income tax purposes.
The Fund’s portfolio turnover rates for the two most recent fiscal years are stated below. Portfolio turnover rates could change significantly in response to turbulent market conditions.

Portfolio Turnover
Fiscal Year Ended September 30, 2019	Fiscal Year Ended September 30, 2018
6%	2%
Cyber Security Risk
The Fund and its service providers may be prone to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cyber security include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. Cyber security breaches affecting the Fund or the Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber security breaches may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value. While the Fund and its service providers have established information technology and data security programs and have in place business continuity plans and other systems designed to prevent losses and mitigate cyber security risk, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified or that cyber-attacks may be highly sophisticated.

DISCLOSURE OF PORTFOLIO HOLDINGS
The Fund maintains written policies and procedures as described below regarding the disclosure of its portfolio holdings to ensure that disclosure of information about portfolio securities is in the best interests of the Fund’s shareholders. The Fund’s Chief Compliance Officer will report periodically to the Board of Directors with respect to compliance with the Fund’s portfolio holdings disclosure procedures. The Board of Directors or the Fund’s Chief Compliance Officer may authorize the disclosure of the Fund’s portfolio holdings prior to the public disclosure of such information.
The Fund may not receive any compensation for providing its portfolio holdings information to any category of persons. The Fund generally does not provide its portfolio holdings to rating and ranking organizations until the portfolio holdings have been disclosed on the Fund’s website (as described below). The Fund may not pay any of these rating and ranking organizations. The disclosure of the Fund’s portfolio holdings to Fund service providers is discussed below.
There may be instances where the interests of the shareholders of the Fund respecting the disclosure of information about portfolio securities may conflict with the interests of the Adviser or an affiliated person of the Fund. In such situations, the Fund’s Chief Compliance Officer will bring the matter to the attention of the Board of Directors, and the Board will determine whether or not to allow such disclosure.
Disclosure to Fund Service Providers
The Fund has entered into arrangements with certain third-party service providers for services that require these groups to have access to the Fund’s portfolio holdings from time to time, on an ongoing basis. As a result, such third-party service providers will receive portfolio holdings information prior to and more frequently than the public disclosure of such information. Information is only provided to the Fund’s service providers on an as-needed basis in connection with their services to the Fund, and as the need for such disclosure arises from time to time throughout the year. As a result, there is also no set time between the date of such information and the date on which the information is publicly disclosed. In each case, the Board of Directors has determined that such advance disclosure is supported by a legitimate business purpose and that each of these parties is contractually and/or ethically prohibited from disclosing the Fund’s portfolios unless specifically authorized by the Fund.
As an example, the Fund’s administrator is responsible for maintaining the accounting records of the Fund, which includes maintaining a current portfolio of the Fund. The Fund also undergoes an annual audit which requires the Fund’s independent registered public accounting firm to review the Fund’s portfolio. In addition to the Fund’s administrator, the Fund’s custodian also maintains an up-to-date list of the Fund’s holdings. The third-party service providers to whom the Fund provides non-public portfolio holdings information are the Fund’s transfer agent, fund accountant and fund administrator, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or the “Transfer Agent”), the Fund’s independent registered public accounting firm, Cohen & Company, Ltd., the Fund’s legal counsel, Godfrey & Kahn, S.C., the Fund’s custodian, U.S. Bank, N.A., and the Fund’s distributor, Quasar Distributors, LLC (the “Distributor”). The Fund may also provide non-public portfolio holdings information to the Fund’s financial printer in connection with the preparation, distribution and filing of the Fund’s financial reports and public filings and other service providers assisting with regulatory requirements (e.g., liquidity classifications and regulatory filing data).

Website Disclosure
The complete portfolio holdings for the Fund are publicly available approximately ten business days after the end of each quarter on its website (www.provfunds.com). In addition, top ten holdings information for the Fund is publicly available on the Fund’s website approximately 10 to 45 business days after the end of each quarter.
DIRECTORS AND OFFICERS OF THE FUND
Management Information
As a Wisconsin corporation, the business and affairs of the Corporation are managed by its officers under the direction of its Board of Directors. Certain important information with respect to each of the current directors and officers of the Fund are as follows (ages are as of January 31, 2020):

INDEPENDENT DIRECTORS

Name, Address* and Age	Position(s) Held with the Corporation	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past 5 Years
John F. Hensler Age: 58	Independent Director and Chairman	Indefinite; since August 31, 2012	President and Chief Financial Officer of The Hawthorne Group (a private investment and management company) since 1987; Director, Vice President, and Chief Financial Officer of Railroad Development Corporation (a railway investment and management company) since 2003; Manager of 1492 Capital Management, LLC (a registered investment adviser) since 2008; President and Treasurer of Domani Wealth, LLC (a registered investment adviser) since 2015.	1	None.
Robert H. Manegold Age: 66	Independent Director	Indefinite; since August 31, 2012	Retired; formerly, executive at Selzer- Ornst Construction Company, Inc. (2003- 2004).	1	None.
Willard T. Walker, Jr. Age: 57	Independent Director	Indefinite; since September 13, 2016	President & Chief Executive Officer of W.T. Walker Group, Inc. (a holding company with businesses engaged in the manufacture of steel forgings and provision of thermal treatment services) since 2001.	1	None.

*	The address of each Director is c/o Provident Trust Company, N16 W23217 Stone Ridge Drive, Suite 310, Waukesha, Wisconsin 53188.

INTERESTED DIRECTOR
Name, Address* and Age	Position(s) Held with the Corporation	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past 5 Years
Thomas N. Tuttle, Jr.** Age: 54	Interested Director	Indefinite; since August 31, 2012	Vice President, Secretary and Director of Provident Trust Company since December 2011; Chief Compliance Officer of Provident Trust Company (2011-2014).	1	None.

*	The address of each Director and Officer is Provident Trust Company, N16 W23217 Stone Ridge Drive, Suite 310, Waukesha, Wisconsin 53188.

* *	Mr. Tuttle is an “interested person” of the Corporation (as defined in the 1940 Act) due to the positions that he holds with the Adviser.
PRINCIPAL OFFICERS

Name, Address* and Age	Position(s) Held with the Corporation	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
J. Scott Harkness Age: 64	President	Since September 4, 2012 (elected by the Board annually).	Chief Executive Officer of Provident Trust Company since 2000.
Michael A. Schelble Age: 53	Treasurer	Since September 4, 2012 (elected by the Board annually).	President, Chief Operating Officer and Director of Provident Trust Company since 2000.
James R. Daley Age: 41	Secretary, Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Since September 4, 2012 (elected by the Board annually).	Chief Compliance Officer of Provident Trust Company since 2014.

*	The address of each Director and Officer is Provident Trust Company, N16 W23217 Stone Ridge Drive, Suite 310, Waukesha, Wisconsin 53188.

Board Committees
The Board has two standing committees — an audit committee and a nominating committee. The primary functions of the audit committee are to recommend to the Board the independent registered public accounting firm to be retained to perform the annual audit of the Fund, to review the results of the audit, to review the Fund’s internal controls and to review certain other matters relating to the independent registered public accounting firm used by the Fund and the Fund’s financial records. During the fiscal year ended September 30, 2019, the audit committee met four times. The three independent directors — Mr. Hensler, Mr. Manegold and Mr. Walker — form the audit committee. Mr. Hensler is the chairman of the audit committee.
The nominating committee is responsible for selecting and reviewing candidates for consideration as nominees to serve as directors of the Corporation. In accordance with the fund governance standards prescribed by the SEC under the 1940 Act, the independent directors on the nominating committee select and nominate all candidates for independent director positions. The nominating committee will consider properly qualified candidates for the Board submitted by shareholders. Shareholders who wish to recommend a director nominee may do so by submitting the appropriate information about the candidate to the Corporation’s secretary. During the fiscal year ended September 30, 2019, the nominating committee met one time. The three independent directors — Mr. Hensler, Mr. Manegold and Mr. Walker — form the nominating committee. Mr. Manegold is the chairman of the nominating committee.
Qualification of Directors
Among the attributes or skills common to all directors is the directors’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other directors, the Adviser, other service providers, counsel and the independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as directors. Each director’s ability to perform his duties effectively has been attained through the director’s business positions and through experience from service as a board member of other organizations. Each director’s ability to perform his duties effectively also has been enhanced by his educational background, professional training, and/or other life experiences. In addition to the attributes described above, the professional background of each of the Fund’s directors brings a meaningful mix of expertise to the Board as a whole. The Fund believes these experiences make the directors uniquely qualified to serve on the Board.
Thomas N. Tuttle, Jr. Mr. Tuttle is experienced in the development and management of banking and financial products, enabling him to provide management input and investment guidance to the Board. Mr. Tuttle holds a J.D. degree, and has a great depth of expertise with legal, financial, regulatory and investment matters.
John F. Hensler. Mr. Hensler has extensive experience as a chief financial officer, which has provided him with a thorough knowledge of financial statements. Mr. Hensler is a certified public accountant and a member of both the American and Pennsylvania Institutes of Certified Public Accountants. Mr. Hensler is also a chartered financial analyst (CFA®) and a member of the CFA Society Pittsburgh. From these experiences, he contributes to the Board substantial accounting and financial expertise and sophistication and experience with regulatory and corporate governance matters.
Robert H. Manegold. Mr. Manegold has experience as a senior executive of a privately held company, providing him with broad leadership, organizational and executive level management skills. Mr. Manegold also has significant knowledge and experience in financial management, accounting processes, and corporate governance, derived in part from his experience as a board member of various non-profit corporations. From these experiences, he contributes substantial accounting and financial expertise and sophistication and experience with regulatory and investment matters.
Willard T. Walker, Jr. Mr. Walker has experience as the president and chief executive officer of a privately held company, providing him with significant knowledge of financial statements and experience with a variety of financial oversight, corporate governance, management, regulatory and operational issues. Mr. Walker holds a J.D. degree.
Board Leadership Structure
The Board of Directors has general oversight responsibility with respect to the operation of the Corporation and the Fund. The Board has engaged the Adviser to manage the Fund and is responsible for overseeing the Adviser and other service providers to the Corporation and the Fund in accordance with the provisions of the 1940 Act and other applicable laws. The Board has established an audit committee to assist the Board in performing its oversight responsibilities. John F. Hensler, an independent director, is the Chairman of the Board of Directors. The Board believes that its leadership structure is appropriate and effective in light of the size of the Corporation and the Fund, the nature of the Fund and industry practices.
Board Oversight of Risk
Through its direct oversight role, and indirectly through the audit committee, officers of the Fund and service providers, the Board of Directors performs a risk oversight function for the Fund. To effectively perform its risk oversight function, the Board, among other things, performs the following activities: receives and reviews reports related to the performance and operations of the Fund; reviews and approves, as applicable, the compliance policies and procedures of the Fund; approves the Fund’s principal investment policies; meets with representatives of various service providers, including the Adviser and the independent registered public accounting firm of the Fund, to review and discuss the activities of the Fund and to provide direction with respect thereto; and appoints a chief compliance officer of the Fund who oversees the implementation and testing of the Fund’s compliance program and reports to the Board regarding compliance matters for the Fund and its service providers.
As referenced above, the audit committee plays a significant role in the risk oversight of the Fund. The audit committee meets regularly to discuss compliance matters and other risk management issues with the auditors of the Fund. The independent directors who serve on the audit committee meet at least annually with the Fund’s chief compliance officer.
Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund, the Adviser or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals. As a result of the foregoing and other factors, the Fund’s ability to manage risk is subject to substantial limitations.
Board Compensation
Each director who is not an interested person of the Corporation receives a fee of $1,500 for each meeting of the Board of Directors attended.

The table below sets forth the aggregate compensation paid by the Corporation to each of the directors of the Corporation for the fiscal year ended September 30, 2019.
Compensation Table

Name of Person	Aggregate Compensation from Corporation	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Corporation and Fund Complex Paid to Directors
Non-Interested Directors

John F. Hensler	$6,000	$0	$0	$6,000
Robert H. Manegold	$6,000	$0	$0	$6,000
Willard T. Walker, Jr.	$6,000	$0	$0	$6,000

Interested Director

Thomas N. Tuttle, Jr.	$0	$0	$0	$0
Code of Ethics
The Fund and the Adviser have adopted a joint code of ethics pursuant to Rule 17j-1 under the 1940 Act. The joint code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the Fund, subject to certain restrictions. The joint code of ethics requires access persons (other than independent directors of the Fund) to preclear most transactions and to report transactions and security holdings to the Fund’s Chief Compliance Officer. The Distributor has similarly adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act.
Proxy Voting Policies
The Adviser will make proxy voting decisions on securities held in the Fund’s portfolio in accordance with its proxy voting policies and procedures. The Adviser’s proxy voting policies and procedures are dynamic and subject to periodic review and change. The Adviser will exercise its voting responsibilities in a manner that is consistent with the general antifraud provisions of the 1940 Act, as well as its fiduciary duties under federal and state law to act in the best interests of the Fund. Appendix B sets forth a description of the material terms of the Adviser’s proxy voting policies and procedures.
Information on how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (without charge) at the Fund’s website at www.provfunds.com or the website of the Securities and Exchange Commission at www.sec.gov.

Ownership of Board Members in the Fund and Other Interests
The following table sets forth the dollar range of shares of the Fund beneficially owned by each of the current directors, as of December 31, 2019, using the following ranges: None, $1-$10,000; $10,001-$50,000; $50,001-$100,000; and Over $100,000:

Name of Director	Dollar Range of Shares in the Fund

Interested Director
Thomas N. Tuttle, Jr.	Over $100,000
Non-Interested Directors
John F. Hensler	Over $100,000
Robert H. Manegold	Over $100,000
Willard T. Walker, Jr.	$1-$10,000
None of the Independent Directors, or any members of their immediate family, own securities beneficially or of record in the Adviser, the Fund’s principal underwriter, or any of their respective affiliates. Accordingly, during the two most recently completed calendar years, neither the Independent Directors nor members of their immediate family have had a direct or indirect interest, the value of which exceeds $120,000, in the Adviser, the Fund’s principal underwriter or any of their respective affiliates.

PRINCIPAL SHAREHOLDERS AND CONTROL PERSONS
Set forth below are the names and addresses of all holders of the Fund’s shares who as of December 31, 2019 own of record, or are known by the Fund to own beneficially, 5% or more of the Fund’s shares. These holders are referred to as principal shareholders.

Name and Address	Percent of Fund	Nature of Ownership

Charles Schwab & Co., Inc. Reinvest Account 211 Main Street San Francisco, CA 94105-1905	29.17%	Record

National Financial Services, LLC FBO The Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 4th FL 499 Washington Boulevard Jersey City, NJ 07310-2010	18.79%	Record

Provident Trust Company N16 W23217 Stone Ridge Dr, Suite 310 Waukesha, WI 53188-1171	16.20%	Beneficial

MG Trust Company FBO Provident Company Retirement 717 17th St., Suite 1300 Denver, CO 80202-3304	14.59%	Record

TD Ameritrade Exclusive Benefit of Our Clients P.O. Box 2226 Omaha, NE 68103-2226	5.38%	Record
As of December 31, 2019, the officers and directors, as a group, owned approximately 9.10% of the outstanding shares of the Fund.

A control person is one who owns, beneficially or through controlled companies, more than 25% of the voting securities of the Fund or who acknowledges the existence of control. Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of the management of the Fund. As of December 31, 2019, Provident Trust Company, N16 W23217 Stone Ridge Drive, Suite 310, Waukesha, Wisconsin 53188, in its capacity as sponsor of the Provident Trust Company Retirement Plan and investment manager of advisory accounts, beneficially owned a controlling interest in the Fund 30.79%.
INVESTMENT ADVISER, PORTFOLIO MANAGERS AND ADMINISTRATOR
Investment Adviser
The Adviser is a Wisconsin trust company and is registered with the SEC as an investment adviser. The Adviser is controlled by J. Scott Harkness, the Chief Executive Officer, by virtue of his ownership interest in the Adviser.

Pursuant to an investment advisory agreement dated August 31, 2012 between the Corporation, on behalf of the Fund, and the Adviser (the “Advisory Agreement”), the Adviser provides investment advisory services to the Fund. The Adviser has overall responsibility for selecting and overseeing the Fund’s investments and provides overall investment strategies and programs for the Fund. The Adviser also provides the Fund with office space, equipment and personnel necessary to operate and administer the Fund’s business and to supervise the provision of services by third parties such as the transfer agent and the custodian.
The Advisory Agreement for the Fund was initially approved by the Corporation’s former Board of Directors, including a majority of the Independent Directors, at an in-person meeting held on June 15, 2012, and by the shareholders of the Fund at a special meeting of shareholders held on August 24, 2012. After the initial two-year term ended August 31, 2014, the Advisory Agreement continues in effect, unless sooner terminated, for successive one-year periods so long as it is approved annually (a) by the vote of a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on such approval, and (b) either by the full Board or by the vote of the shareholders. The Advisory Agreement was most recently renewed by the Board of Directors, including a majority of the Independent Directors, at an in-person meeting held on June 11, 2019. The Advisory Agreement terminates in the event of assignment and generally may be terminated by either party upon 60 calendar days’ written notice.
Prior to August 31, 2012, another investment adviser managed the Fund, and Provident Trust Company served as the sole sub-adviser to the Fund.
The Adviser receives an annual investment advisory fee as follows:

Average Daily Net Assets	Fee as Percentage of Average Daily Net Assets
$0-$30,000,000	0.75%
$30,000,001-$100,000,000	0.65%
Over $100,000,000	0.60%
The Fund pays all of its expenses not assumed by the Adviser including, without limitation, directors’ fees paid to those directors who are not employees of or affiliated persons of the Adviser, the costs of preparing and printing registration statements required under the Securities Act of 1933 and the 1940 Act, the expense of registering its shares with the SEC and blue sky filings in the various states, the printing and distribution cost of prospectuses mailed to existing shareholders, director and officer liability insurance, reports to shareholders, reports to government authorities and proxy statements, interest charges, taxes, legal expenses, salaries of administrative and clerical personnel, compensation payable to the Corporation’s Chief Compliance Officer, association membership dues, auditing and accounting services, insurance premiums, brokerage and other expenses connected with the execution of portfolio securities transactions, fees and expenses of the custodian of the Fund’s assets, expenses of calculating the net asset value and repurchasing and redeeming shares, printing and mailing expenses, charges and expenses of dividend disbursing agents, registrars and stock transfer agents and the cost of keeping all necessary shareholder records and accounts.
Pursuant to an expense cap/reimbursement agreement between the Adviser and the Corporation, on behalf of the Fund, the Adviser agrees to waive a portion of its management fee and/or assume expenses for the Fund to the extent necessary to ensure that the Fund’s total operating expenses, excluding taxes, interest, brokerage commissions and other costs relating to portfolio securities transactions (including the costs, fees and expenses associated with the Fund’s investments in other investment companies) and other extraordinary expenses, do not exceed 1.00% of the Fund’s average daily net assets on an annual basis. The expense cap/reimbursement agreement will continue in effect until January 31, 2021 with successive renewal terms of one year unless terminated by the Adviser or the Corporation prior to any such renewal. The Adviser shall be entitled to recoup such amounts from the Fund for a period of up to three years from the date the Adviser reduced its compensation and/or assumed expenses for the Fund.
The Fund monitors its expense ratio on a monthly basis. If the accrued amount of the expenses of the Fund exceeds the expense limitation, the Fund creates an account receivable from the Adviser for the amount of such excess. In such a situation the monthly payment of the Adviser’s fee will be reduced by the amount of such excess, subject to adjustment month by month during the balance of the Fund’s fiscal year if accrued expenses thereafter fall below this limit.
The table below shows the amount of advisory fees paid by the Fund, the amount of fees waived/reimbursed by the Adviser and the amount of expenses recouped by the Adviser for the fiscal years shown.

	Advisory Fees Incurred	Waived Fees and/or Expenses Reimbursed by Adviser	Expenses Recouped by Adviser	Net Advisory Fees Paid to the Adviser
Year Ended September 30, 2019	$1,136,007	$0	$34,261	$1,170,268
Year Ended September 30, 2018	$1,034,350	$0	$58,736	$1,093,086
Year Ended September 30, 2017	$825,015	$(21,926)	$0	$803,089
The Fund must pay its current ordinary operating expenses before the Adviser is entitled to recoup any previously waived fees and/or reimbursed expenses. As of September 30, 2019, the Adviser has recouped all eligible amounts.
Portfolio Managers
The Adviser employs individuals to manage the Fund’s portfolio. These portfolio managers to the Fund share joint responsibility for the day-to-day management of accounts other than the Fund. Information regarding these other accounts is set forth below. The number of accounts (excluding the Fund) and assets is shown as of September 30, 2019.

	Number of Other Accounts Managed and Total Assets by Account Type			Number of Accounts and Total Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
J. Scott Harkness	0	0	1,219	0	0	0
	0	0	$3.6 billion	0	0	0

Michael A. Schelble	0	0	1,219	0	0	0
	0	0	$3.6 billion	0	0	0

The portfolio managers of the Fund are often responsible for managing other accounts. The Adviser typically assigns accounts with similar investment strategies to the portfolio managers to mitigate the potentially conflicting investment strategies of accounts. Other than potential conflicts between investment strategies, the side-by-side management of the Fund and other accounts may raise potential conflicts of interest due to the interest held by the Adviser or one of its affiliates in an account and certain trading practices used by the portfolio managers (for example, cross trades between the Fund and another account and allocation of aggregated trades). The Adviser has developed policies and procedures reasonably designed to mitigate those conflicts. In particular, the Adviser has adopted policies designed to ensure the fair allocation of securities purchased on an aggregated basis.
The portfolio managers are compensated in various forms. The portfolio managers’ salary, bonus or retirement plan benefits are not based on the performance of the Fund or the value of the Fund’s assets. The following table outlines the form of compensation paid to each portfolio manager.

Name of Portfolio Manager	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)

J. Scott Harkness	Salary/Bonus	Provident
Mr. Harkness receives a fixed salary that is set by Provident Trust Company’s Board of Directors in its sole discretion. In setting the salary, the Board may consider any factors it deems appropriate. He also receives a bonus based primarily on the overall profitability of Provident before taxes for the current fiscal year.

Michael A. Schelble	Salary/Bonus	Provident
Mr. Schelble receives a fixed salary that is set by Provident Trust Company’s Board of Directors in its sole discretion. In setting the salary, the Board may consider any factors it deems appropriate. He also receives a bonus based partially on the overall profitability of Provident before taxes for the current fiscal year.

The following table sets forth the dollar range of Fund shares beneficially owned by each portfolio manager as of September 30, 2019, stated using the following ranges: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or over $1,000,000.

Name of Portfolio Manager	Dollar Range of Shares in the Fund
J. Scott Harkness	Over $1,000,000
Michael A. Schelble	Over $1,000,000
Administrator
Fund Services acts as administrator to the Fund pursuant to an administration agreement. In connection with its duties as administrator, Fund Services prepares and maintains the books, accounts and other documents required by the 1940 Act, calculates the Fund’s net asset value, responds to shareholder inquiries, prepares the Fund’s financial statements, prepares reports and filings with the SEC and with state blue sky authorities, furnishes statistical and research data, clerical, accounting and bookkeeping services, stationery and office supplies, keeps and maintains the Fund’s financial accounts and records and generally assists in all aspects of the Fund’s operations. For the foregoing, Fund Services will receive a minimum annual fee of $20,000, subject to certain conditions.
During the fiscal years ended September 30, 2019, 2018, and 2017, Fund Services received the following fees from the Fund:

Administration Fees Paid for Fiscal Years Ended September 30,
2019	2018	2017
$146,762	$138,201	$120,696
DETERMINATION OF NET ASSET VALUE
The net asset value of the Fund normally will be determined as of the close of regular trading (currently 4:00 p.m. Eastern Time) on each day the New York Stock Exchange (the “NYSE”) is open for trading. The NYSE is open for trading Monday through Friday except New Year’s Day, Dr. Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period. The NYSE also may be closed on national days of mourning or due to natural disaster or other extraordinary events or emergency. The per share net asset value of the Fund is determined by dividing the total value of the Fund’s net assets (i.e., its assets less its liabilities) by the total number of its shares outstanding at that time.
In determining the net asset value of the Fund’s shares, securities that are listed on a national securities exchange (other than The NASDAQ OMX Group, Inc., referred to as NASDAQ) are valued at the last sale price on the day the valuation is made. Securities that are traded on NASDAQ under one of its three listing tiers, NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market, are valued at the NASDAQ Official Closing Price. Securities price information on listed stocks is taken from the exchange where the security is primarily traded. Securities which are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid price. Securities which are traded over-the-counter, bonds and short-term U.S. Treasury Bills are valued using an evaluated bid from a pricing service. Money market funds are valued at net asset value.
Any securities for which there are no readily available market quotations and other assets will be valued at their fair value as determined in good faith by the Adviser in accordance with procedures approved by the Corporation’s Board of Directors. The fair value of a security is the amount which the Fund might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value. Other types of securities that the Fund may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities, (b) securities of an issuer that has entered into a restructuring, and (c) securities whose trading has been halted or suspended. Further, if events occur that materially affect the value of a security between the time trading ends on that particular security and the close of the normal trading session of the NYSE, the Fund may value the security at its fair value.

DISTRIBUTION OF SHARES
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 of the 1940 Act, in anticipation that the Fund will benefit from the Plan through increased sales of shares, thereby reducing the Fund’s expense ratio and providing an asset size that allows the Adviser greater flexibility in management. The Plan provides that the Fund may incur certain costs, which may not exceed a maximum amount equal to 0.25% per annum of the Fund’s average daily net assets. However, the Fund presently intends not to utilize the Plan or pay any Rule 12b-1 plan fees during the fiscal year ending September 30, 2020. Payments made pursuant to the Plan may only be used to pay distribution expenses incurred in the current year. Amounts paid under the Plan by the Fund may be spent by the Fund on any activities or expenses primarily intended to result in the sale of shares of the Fund, including, but not limited to, advertising, compensation for sales and sales marketing activities of financial institutions and others, such as dealers or distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders, and the printing and mailing of sales literature. To the extent any activity financed by the Plan is one which the Fund may finance without a Rule 12b-1 plan, the Fund may also make payments to finance such activity outside of the Plan and not be subject to its limitations.
The Plan may be terminated by the Fund at any time by a vote of the directors of the Corporation who are not interested persons of the Corporation and who have no direct or indirect financial interest in the Plan or any agreement related thereto (the “Rule 12b-1 Directors”) or by a vote of a majority of the outstanding shares of the Fund. Messrs. Hensler, Manegold and Walker are currently the Rule 12b-1 Directors. Any change in the Plan that would materially increase the distribution expenses of the Fund provided for in the Plan requires approval of the shareholders of the Fund and the Board of Directors, including the Rule 12b-1 Directors.
While the Plan is in effect, the selection and nomination of directors who are not interested persons of the Corporation will be committed to the discretion of the directors of the Corporation who are not interested persons of the Corporation. The Board of Directors of the Corporation must review the amount and purposes of expenditures pursuant to the Plan quarterly as reported to it by a distributor, if any, or officers of the Corporation. The Plan will continue in effect for as long as its continuance is specifically approved at least annually by the Board of Directors, including the Rule 12b-1 Directors. The Fund did not incur any distribution costs pursuant to the Plan during the fiscal year ended September 30, 2019.
DISTRIBUTOR
Quasar Distributors, LLC, 777 East Wisconsin Avenue, Floor 6, Milwaukee, Wisconsin 53202, serves as the distributor in connection with the continuous offering of the Fund’s shares. The Distributor and participating dealers with whom it has entered into dealer agreements offer shares of the Fund as agents on a best efforts basis and are not obligated to sell any specific amount of shares. Currently, the Adviser compensates the Distributor for services that the Distributor provides to the Fund.
AUTOMATIC INVESTMENT PLAN
Shareholders wishing to invest fixed dollar amounts in the Fund monthly, quarterly, semi-annually or annually can make automatic purchases in amounts of $50 or more on any day they choose by using the Corporation’s Automatic Investment Plan. If such day is a weekend or holiday, such purchase will be made on the next business day. There is no service fee for participating in this Plan. To use this service, the shareholder must authorize the transfer of funds from their checking account or savings account by completing the Automatic Investment Plan application included as part of the share purchase application. Additional application forms may be obtained by calling the Fund at 1-855-739-9950. The Automatic Investment Plan

must be implemented with a financial institution that is a member of the Automated Clearing House. The Fund reserves the right to suspend, modify or terminate the Automatic Investment Plan without notice. If your bank rejects your payment, the Fund’s transfer agent will charge a $25 fee to your account.
Shareholders should notify the Transfer Agent of any changes to their Automatic Investment Plan at least five calendar days prior to the effective date. The Fund is unable to debit mutual fund or “pass through” accounts.
The Automatic Investment Plan is designed to be a method to implement dollar cost averaging. Dollar cost averaging is an investment approach providing for the investment of a specific dollar amount on a regular basis, thereby precluding emotions dictating investment decisions. Dollar cost averaging does not ensure a profit nor protect against a loss.
REDEMPTION OF SHARES
The right to redeem shares of the Fund will be suspended for any period during which the NYSE is closed because of financial conditions or any other extraordinary reason and may be suspended for any period during which (a) trading on the NYSE is restricted pursuant to rules and regulations of the SEC, (b) the SEC has by order permitted such suspension, or (c) an emergency, as defined by rules and regulations of the SEC, exists as a result of which it is not reasonably practicable for the Fund to dispose of its securities or to fairly determine the value of its net assets. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order.
REDEMPTION IN KIND
The Corporation has filed an election pursuant to Rule 18f-1 under the 1940 Act which provides that the Fund is obligated to redeem shares solely in cash up to $250,000 or 1% of the net asset value of the shares of the Fund, whichever is less for any one shareholder within a 90-day period.  Any redemption beyond this amount may be made in assets other than cash, such as securities or other property.  If so requested by a redeeming shareholder and subject to the Fund’s approval, redemptions in kind may be made entirely in securities. Securities delivered in payment of redemptions are valued at the same value assigned to them in computing the Fund’s net asset value per share.  Shareholders receiving such securities are likely to incur brokerage costs on their subsequent sales of such securities.  For federal income tax purposes, redemptions in kind are taxed in the same manner as redemptions made in cash.
SYSTEMATIC WITHDRAWAL PLAN
The Corporation has made available to shareholders a Systematic Withdrawal Plan (“SWP”), pursuant to which a shareholder who owns shares of the Fund worth at least $10,000 at current net asset value may provide that a fixed sum will be distributed to him or her at regular intervals. To participate in the SWP, a shareholder deposits his or her shares of the Fund with the Corporation and appoints it as his or her agent to effect redemptions of shares of the Fund held in his or her account for the purpose of making monthly, quarterly, or annual withdrawal payments of a fixed amount to him or her out of his or her account. An application for participation in the SWP is included as part of the share purchase application. Additional application forms may be obtained by calling the Fund at 1-855-739-9950.
The minimum amount of a withdrawal payment is $100. These payments will be made from the proceeds of periodic redemption of shares of the Fund in the account at net asset value. Redemptions will be made on such day (no more than monthly) as a shareholder chooses or, if that day is a weekend or holiday, on the next business day. When participating in the SWP, shareholders should reinvest in additional shares of the Fund, at net asset value, all net investment income and net capital gain distributions payable by the Fund on shares held in such account, and shares so acquired will be added to such account. The shareholder may deposit additional shares of the Fund in his or her account at any time.
Withdrawal payments cannot be considered as yield or income on the shareholder’s investment, since portions of each payment will normally consist of a return of capital. Depending on the size or frequency of the disbursements requested, and the fluctuation in the value of the Fund’s portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the shareholder’s account. Withdrawals under the SWP may result in a taxable capital gain or loss for federal income tax purposes.
Shareholders should notify the Transfer Agent of any changes to their SWP at least five calendar days prior to the effective date. The shareholder may vary the amount or frequency of withdrawal payments, temporarily discontinue them, or change the designated payee or payee’s address by notifying the Transfer Agent.
ALLOCATION OF PORTFOLIO BROKERAGE
Decisions to buy and sell securities for the Fund are made, in each case subject to review by the Corporation’s Board of Directors, by the Adviser. In placing purchase and sale orders for portfolio securities for the Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraph. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the evaluation by the Adviser of the broker’s efficiency in executing and clearing transactions, block trading capability (including the broker’s willingness to position securities) and the broker’s financial strength and stability. The most favorable price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Over-the-counter securities may be purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price (namely, “markups” when the market maker sells a security and “markdowns” when the market maker buys a security). In some instances, the Adviser may feel that better prices are available from non-principal market makers who are paid commissions directly.
In allocating brokerage business for the Fund, the Adviser also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm’s analysts for consultation. While the Adviser believes these services have substantial value, they are considered supplemental to the efforts of the Adviser in the performance of its duties under the Advisory Agreement. Other clients of the Adviser may indirectly benefit from the availability of these services to the Adviser, and the Fund may indirectly benefit from services available to the Adviser as a result of transactions for other clients. The Advisory Agreement provides that the Adviser may cause the Fund to pay a broker which provides brokerage and research services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the overall responsibilities of the Adviser with respect to the Fund and the other accounts as to which it exercises investment discretion.

Brokerage Commissions Paid for Fiscal Years Ended	Brokerage Commission
September 30, 2019	$24,244(1)
September 30, 2018	$11,050
September 30, 2017	$13,359
(1) The increase in commissions paid between 2018 and 2019 was due to to the increase in portfolio turnover rates between the fiscal year ended September 31, 2018 and September 31, 2019.

The Fund is required to identify any brokerage transactions during its most recent fiscal year that were directed to a broker because of research services provided, along with the amount of any such transactions and any related commissions paid by the Fund. The following table shows the amount of such transactions and related commissions paid for research services for the fiscal year ended September 30, 2019:

Commissions	Value of Transactions
$11,475	$10,634,248
As of the fiscal year ended September 30, 2019, the Fund did not hold securities of its “regular brokers or dealers” as defined in the 1940 Act, or their parents.
CUSTODIAN
U.S. Bank, N.A., Custody Operations (“U.S. Bank”), 1555 North RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212, acts as custodian for the Fund. As such, U.S. Bank holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Corporation. U.S. Bank does not exercise any supervisory function over the management of the Fund, the purchase and sale of securities or the payment of distributions to shareholders. Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, an affiliate of U.S. Bank, also acts as the Fund’s administrator, transfer agent and dividend disbursing agent. U.S. Bank, Fund Services and the Distributor are affiliates.
TAXES
The Fund intends to qualify for and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund has so qualified in each of its fiscal years. If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a regular corporation for federal income tax purposes. As such, the Fund would be required to pay taxes on a net income basis at the rates generally applicable to regular corporations. In that event, any distributions to shareholders would be treated as taxable dividends to the extent of the Fund’s current and accumulated earnings and profits.
As of September 30, 2019, the Fund did not have any capital loss carryovers. The Fund may carry forward indefinitely any capital losses incurred in a taxable year. Any capital loss carry forwards incurred by the Fund will retain their character as either short-term or long-term.
The Fund intends to distribute substantially all of its investment company taxable income and net capital gain each fiscal year. Distributions from the Fund’s investment company taxable income, which includes net short-term capital gain, are taxable to shareholders as ordinary income, while distributions from the Fund’s net capital gain are taxable as long-term capital gains regardless of the shareholder’s holding period for the shares. Such distributions are taxable to shareholders whether received in cash or in additional shares of the Fund. For non-corporate shareholders, a portion of the Fund’s distributions of investment company taxable income may be taxable at the reduced federal income tax rates applicable to long-term capital gains to the extent such distributions are attributable to and reported as qualified dividend income, if certain holding period requirements have been satisfied by the shareholder. For corporate shareholders, a portion of the Fund’s distributions of investment company taxable income may qualify for the inter-corporate dividends-received deduction to the extent the Fund receives dividends directly or indirectly from U.S. corporations, reports the amount distributed as eligible for the deduction and the corporate shareholder meets certain holding period requirements with respect to its shares. Distributions of net capital gain are not eligible for the qualified dividend income or the dividends-received deduction.
Distributions of investment company taxable income and net capital gain will be taxable as described above whether received in additional Fund shares or in cash. Shareholders who choose to receive distributions in the form of additional Fund shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share on the reinvestment date. Distributions are generally taxable when received. However, distributions declared in October, November, or December to shareholders of record and paid the following January are taxable as if received on December 31.
Any distribution paid shortly after a purchase of shares will have the effect of reducing the per share NAV of such shares by the amount of the distribution. Furthermore, if the NAV of the shares immediately after a distribution is less than the cost of such shares to the shareholder, the distribution will be taxable to the shareholder even though it results in an effective return of capital to him.
Sales or redemptions of shares will generally result in a capital gain or loss for income tax purposes. Such capital gain or loss will generally be treated as long-term capital gain or loss if shares have been held for more than one year and short-term capital gain or loss if held for one year or less. However, if a loss is realized on shares held for six months or less, and the shareholder received (or was deemed to receive) a net capital gain distribution with respect to such shares during that period, then such loss is treated as a long-term capital loss to the extent of the net capital gain distribution received or deemed to be received. In determining the holding period of such shares for this purpose, any period during which the shareholder’s risk of loss is offset by means of options, short sales, or similar transactions is not counted. However, any loss realized upon a sale or redemption may be disallowed under certain wash sale rules to the extent shares of the Fund are purchased (through reinvestment of distributions or otherwise) within 30 calendar days before or after the sale or redemption. If a shareholder’s loss is disallowed under the wash sale rules, the basis of the new shares will be increased to preserve the loss until a future sale or redemption of the shares.
In addition to the federal income tax, certain individuals, trusts and estates may be subject to a Net Investment Income (“NII”) tax of 3.8%. The NII tax is imposed on the lesser of (i) a taxpayer’s investment income, net of deductions properly allocable to such income, or (ii) the amount by which such taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals, and $125,000 for married individuals filing separately). The Fund’s distributions are includable in a shareholder’s investment income for purposes of this NII tax. In addition, any capital gain realized on the sale or redemption of Fund shares is includable in a shareholder’s investment income for purposes of this NII tax.
Under the Foreign Account Tax Compliance Act (“FATCA”), the Fund may be required to withhold a generally nonrefundable 30% tax on (a) distributions of investment company taxable income, and (b) distributions of net capital gain and the gross proceeds of a sale or redemption of Fund shares paid after

December 31, 2018 to (i) certain “foreign financial institutions” unless such foreign financial institution agrees to verify, monitor, and report to the IRS the identity of certain of its account holders, among other things (or unless such foreign financial institution is deemed compliant under the terms of an intergovernmental agreement between the United States and the entity’s country of residence), and (ii) certain “non-financial foreign entities” unless such entity certifies to the Fund that it does not have any substantial U.S. owners or provides the name, address, and taxpayer identification number of each substantial U.S. owner, among other things. In December 2018, the IRS and Treasury Department released proposed Treasury Regulations that would eliminate FATCA withholding on Fund distributions of net capital gain and the gross proceeds from a sale or redemption of Fund shares.  Although taxpayers are entitled to rely on these proposed Treasury Regulations until final Treasury Regulations are issued, these proposed Treasury Regulations have not been finalized, may not be finalized in their proposed form, and are potentially subject to change. This FATCA withholding tax could also affect the Fund’s return on its investments in foreign securities or affect a shareholder’s return if the shareholder holds its Fund shares through a foreign intermediary. You are urged to consult your tax advisor regarding the application of this FATCA withholding tax to your investment in the Fund and the potential certification, compliance, due diligence, reporting, and withholding obligations to which you may become subject in order to avoid this withholding tax.
The Fund may be required to withhold federal income tax at a rate set under Section 3406 of the Code from distributions and redemption proceeds if a shareholder fails to furnish the Fund with a correct social security number or other tax identification number. Foreign taxpayers (including nonresident aliens) are generally subject to tax (collected by withholding) at a flat rate of 30% on U.S. source income that is not effectively connected with the conduct of a trade or business within the U.S. This withholding rate may be lower under the terms of a tax treaty.
The Fund is required to report to the IRS and certain shareholders the “cost basis” of shares acquired on or after January 1, 2012 (“covered shares”) that are redeemed or otherwise sold on or after such date. These requirements generally do not apply to investments through a tax-deferred arrangement or to certain types of entities (such as C corporations). The Fund is required, however, to report the cost basis for S corporation shareholders.
Please note that if a shareholder is a C corporation, unless the shareholder has previously notified the Fund in writing that it is a C corporation, the shareholder must complete a new Form W-9 exemption certificate informing the Fund of such C corporation status or the Fund will be obligated to presume that the shareholder is an S corporation and to report the cost basis of covered shares that are redeemed or otherwise sold to the IRS and to the shareholder pursuant to these rules. Also, if a shareholder holds Fund shares through a broker (or another nominee), the shareholder should contact that broker (nominee) with respect to the reporting of cost basis and available elections for the shareholder’s account.
If a shareholder holds Fund shares directly, the shareholder may request that the shareholder’s cost basis be calculated and reported using any one of a number of IRS-approved alternative methods. A shareholder should contact the Fund to make, revoke or change the shareholder’s election. If a shareholder does not affirmatively elect a cost basis method, the Fund will use the average cost basis method as its default method for determining the shareholder’s cost basis in covered shares.
Shareholders should note that they will continue to be responsible for calculating and reporting the cost basis, as well as any corresponding gains or losses, of Fund shares that were purchased prior to January 1, 2012 that are subsequently redeemed or sold. Shareholders are encouraged to consult with their tax advisors regarding the application of the cost basis reporting rules to them and, in particular, which cost basis calculation method they should elect. In addition, because the Fund is not required to, and in many cases does not possess the information to, take into account all possible bases, holding period or other adjustments into account in reporting cost basis information to shareholders, shareholders also should carefully review the cost basis information provided to them by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax return.
Future changes in income tax laws, potentially with retroactive effect, could impact the Fund’s investments or tax consequences to you of investing in the Fund.
This section is not intended to be a complete discussion of present or proposed federal income tax laws and the effect of such laws on an investor. Investors may also be subject to other federal, state, local, or foreign taxes. Investors are urged to consult with their respective tax advisors for a complete review of the tax ramifications of an investment in the Fund.
SHAREHOLDER MEETINGS
The Wisconsin Business Corporation Law permits registered investment companies, such as the Corporation, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. The Corporation holds meetings of shareholders as required by the 1940 Act, the Corporation’s Articles of Incorporation or By-laws. Directors may be removed by the shareholders at a special meeting. A special meeting of the shareholders may be called by the Board upon written request of shareholders owning at least 10% of the Corporation’s outstanding voting shares.
CAPITAL STRUCTURE
The Corporation’s authorized capital consists of 10,000,000,000 shares of Common Stock of which 300,000,000 are allocated to the Fund. Each share outstanding entitles the holder to one vote.
There are no conversion or sinking fund provisions applicable to the shares of the Fund, and the holders have no preemptive rights and may not cumulate their votes in the election of directors.
The shares of the Fund are redeemable and are freely transferable. All shares issued and sold by the Corporation will be fully paid and non-assessable. Fractional shares of the Fund entitle the holder to the same rights as whole shares of the Fund.
The Corporation will not issue certificates evidencing shares purchased. The shareholder account will be credited with the number of shares purchased. Written confirmations are issued for all purchases of shares of the Fund.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd., 342 North Water Street, Suite 830, Milwaukee, Wisconsin 53202, serves as the independent registered public accounting firm for the Fund and is responsible for auditing the financial statements of the Fund.

APPENDIX A
RATINGS DEFINITIONS
S & P Global Ratings Issue Credit Rating Definitions
An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.
Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.
Short-Term Issue Credit Ratings
A-1
A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.
A-2
A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.
A-3
A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.
B
A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.
C
A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D
A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.
SPUR (S&P Underlying Rating)
A SPUR is an opinion about the stand-alone capacity of an obligor to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer or obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. S&P Global Ratings maintains surveillance of an issue with a published SPUR.
Dual Ratings
Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).
The analyses, including ratings, of S&P Global Ratings and its affiliates (together, S&P Global Ratings) are statements of opinion as of the date they are expressed and not statements of fact or recommendations to purchase, hold, or sell any securities or make any investment decisions. S&P Global Ratings assumes no obligation to update any information following publication. Users of ratings or other analyses should not rely on them in making any investment decision. S&P Global Ratings’ opinions and analyses do not address the suitability of any security. S&P Global Ratings does not act as a fiduciary or an investment advisor except where registered as such. While S&P Global Ratings has obtained information from sources it believes to be reliable, it does not perform an audit and undertakes no duty of due diligence or independent verification of any information it receives. Ratings and other opinions may be changed, suspended, or withdrawn at any time.
Active Qualifiers
S&P Global Ratings uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a ‘p’ qualifier, which indicates the rating addresses the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.
1. Federal deposit insurance limit: ‘L’ qualifier
Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

2. Principal: ‘p’ qualifier
This suffix is used for issues in which the credit factors, the terms, or both that determine the likelihood of receipt of payment of principal are different from the credit factors, terms, or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

3. Preliminary ratings: ‘prelim’ qualifier
Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P Global Ratings of appropriate documentation. S&P Global Ratings reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

•	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

•
Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation, and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

•
Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P Global Ratings’ opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

•
Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing, or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P Global Ratings would likely withdraw these preliminary ratings.

•	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.
4. Termination structures: ‘t’ qualifier
This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

5. Counterparty instrument rating: ‘cir’ qualifier
This symbol indicates a counterparty instrument rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.

Inactive Qualifiers
Inactive qualifiers are no longer applied or outstanding.
1. Contingent upon final documentation: ‘*’ inactive qualifier
This symbol indicated that the rating was contingent upon S&P Global Ratings’ receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

2. Termination of obligation to tender: ‘c’ inactive qualifier
This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer was lowered to below an investment-grade level and/or the issuer’s bonds were deemed taxable. Discontinued use in January 2001.

3. U.S. direct government securities: ‘G’ inactive qualifier
The letter ‘G’ followed the rating symbol when a fund’s portfolio consisted primarily of direct U.S. government securities.

4. Public information ratings: ‘pi’ qualifier
This qualifier was used to indicate ratings that were based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. Such ratings did not, however, reflect in-depth meetings with an issuer’s management and therefore could have been based on less comprehensive information than ratings without a ‘pi’ suffix. Discontinued use as of December 2014 and as of August 2015 for Lloyd’s Syndicate Assessments.

5. Provisional ratings: ‘pr’ inactive qualifier
The letters ‘pr’ indicate that the rating was provisional. A provisional rating assumed the successful completion of a project financed by the debt being rated and indicates that payment of debt service requirements was largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.

6. Quantitative analysis of public information: ‘q’ inactive qualifier
A ‘q’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

7. Extraordinary risks: ‘r’ inactive qualifier
The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation would not exhibit extraordinary noncredit-related risks. S&P Global Ratings discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Active Identifiers
1. Unsolicited: ‘unsolicited’ and ‘u’ identifier
The ‘u’ identifier and ‘unsolicited’ designation are assigned to credit ratings initiated by parties other than the issuer or its agents, including those initiated by S&P Global Ratings.

2. Structured finance: ‘sf’ identifier
The ‘sf’ identifier shall be assigned to ratings on “structured finance instruments” when required to comply with applicable law or regulatory requirement or when S&P Global Ratings believes it appropriate. The addition of the ‘sf’ identifier to a rating does not change that rating’s definition or our opinion about the issue’s creditworthiness. For detailed information on the instruments assigned the ‘sf’ identifier, please see “VII. APPENDIX: Types of Instruments Carrying The ‘sf’ Identifier”

Local Currency and Foreign Currency Ratings
S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s Credit Rating Definitions
Purpose
Since John Moody devised the first bond ratings more than a century ago, Moody’s rating systems have evolved in response to the increasing depth and breadth of the global capital markets. Much of the innovation in Moody’s rating system is a response to market needs for clarity around the components of credit risk or to demand for finer distinctions in rating classifications.

Rating Symbols
Gradations of creditworthiness are indicated by rating symbols, with each symbol representing a group in which the credit characteristics are broadly the same. There are nine symbols as shown below, from that used to designate least credit risk to that denoting greatest credit risk:

Aaa Aa A Baa Ba B Caa Ca C
Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa.
Absence of a Rating
Where no rating has been assigned or where a rating has been withdrawn, it may be for reasons unrelated to the creditworthiness of the issue.

Should no rating be assigned, the reason may be one of the following:

1. An application was not received or accepted.

2. The issue or issuer belongs to a group of securities or entities that are not rated as a matter of policy.

3. There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody’s publications.

Withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Changes in Rating
The credit quality of most issuers and their obligations is not fixed and steady over a period of time, but tends to undergo change. For this reason changes in ratings occur so as to reflect variations in the intrinsic relative position of issuers and their obligations.

A change in rating may thus occur at any time in the case of an individual issue. Such rating change should serve notice that Moody’s observes some alteration in creditworthiness, or that the previous rating did not fully reflect the quality of the bond as now seen. While because of their very nature, changes are to be expected more frequently among bonds of lower ratings than among bonds of higher ratings. Nevertheless, the user of bond ratings should keep close and constant check on all ratings - both high and low - to be able to note promptly any signs of change in status that may occur.

Limitations to Uses of Ratings*
Obligations carrying the same rating are not claimed to be of absolutely equal credit quality. In a broad sense, they are alike in position, but since there are a limited number of rating classes used in grading thousands of bonds, the symbols cannot reflect the same shadings of risk which actually exist.

As ratings are designed exclusively for the purpose of grading obligations according to their credit quality, they should not be used alone as a basis for investment operations. For example, they have no value in forecasting the direction of future trends of market price. Market price movements in bonds are influenced not only by the credit quality of individual issues but also by changes in money rates and general economic trends, as well as by the length of maturity, etc. During its life even the highest rated bond may have wide price movements, while its high rating status remains unchanged.

The matter of market price has no bearing whatsoever on the determination of ratings, which are not to be construed as recommendations with respect to “attractiveness”. The attractiveness of a given bond may depend on its yield, its maturity date or other factors for which the investor may search, as well as on its credit quality, the only characteristic to which the rating refers.

Since ratings involve judgements about the future, on the one hand, and since they are used by investors as a means of protection, on the other, the effort is made when assigning ratings to look at “worst” possibilities in the “visible” future, rather than solely at the past record and the status of the present. Therefore, investors using the rating should not expect to find in them a reflection of statistical factors alone, since they are an appraisal of long-term risks, including the recognition of many non-statistical factors.

Though ratings may be used by the banking authorities to classify bonds in their bank examination procedure, Moody’s ratings are not made with these bank regulations in mind. Moody’s Investors Service’s own judgement as to the desirability or non-desirability of a bond for bank investment purposes is not indicated by Moody’s ratings.

Moody’s ratings represent the opinion of Moody’s Investors Service as to the relative creditworthiness of securities. As such, they should be used in conjunction with the descriptions and statistics appearing in Moody’s publications. Reference should be made to these statements for information regarding the issuer. Moody’s ratings are not commercial credit ratings. In no case is default or receivership to be imputed unless expressly stated.

*As set forth more fully on the copyright, credit ratings are, and must be construed solely as, statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities. Each rating or other opinion must be weighed solely as one factor in any investment decision made by or on behalf of any user of the information, and each such user must accordingly make its own study and evaluation of each security and of each issuer and guarantor of, and each provider of credit support for, each security that it may consider purchasing, selling or holding.

Short-Term Obligation Ratings
Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issues by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
P-1
Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2
Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3
Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP
Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
The following table indicates the long-term ratings consistent with different short-term ratings when such long-term ratings exist.
SHORT-TERM VS. LONG-TERM RATINGS

Fitch’s National Credit Ratings
National scale ratings are an opinion of creditworthiness relative to the universe of issuers and issues within a single country. They are most commonly used in emerging market countries with sub- or low investment grade sovereign ratings on the international scale.

As creditworthiness can be expressed across the full range of the scale, a national scale can enable greater rating differentiation within a market than the international scale, particularity in highly speculative grade countries where ratings tend to cluster around the often low sovereign rating due to higher risks associated with a more volatile operating environment.

A “+” or “-“ may be appended to a National Rating to denote relative status within a major rating category. Such suffixes are not added to the ‘AAA(xxx)’ National Rating category, to categories below ‘CCC(xxx)’, or to Short-Term National Ratings other than ‘F1(xxx)’.

National scale ratings are assigned on the basis that the “best credits or issuers” in the country are rated ‘AAA’ on the national scale. National Ratings are then assessed using the full range of the national scale based on a comparative analysis of issuers rated under the same national scale to establish a relative ranking of credit worthiness.

At any given point in time, there is a certain relationship between National and International Ratings but there is not a precise translation between the scales. Fitch monitors the ratings relationship of issuers rated on both the international and national scales to ensure the consistency of rating relativities across scales. In other words, if issuer “X” is rated higher than issuer “Y” on one scale, issuer “X” cannot be rated lower than issuer “Y” on the other scale.

National Ratings for local issuers exclude the effects of sovereign and transfer risk and exclude the possibility that investors may be unable to repatriate any due interest and principal repayments. Comparisons between different national scales or between an individual national scale and the international rating scale are therefore inappropriate and potentially misleading.

In certain countries, regulators have established credit rating scales to be used within their domestic markets using specific nomenclature. In these countries, the agency’s National Rating definitions may be substituted by the regulatory scales. For instance Fitch’s National Short Term Ratings of ‘F1+(xxx)’, ‘F1(xxx)’, ‘F2(xxx)’ and ‘F3(xxx)’ may be substituted by the regulatory scales, e.g. ‘A1+’, ‘A1’, ‘A2’ and ‘A3’. The below definitions thus serve as a template, but users should consult the individual scales for each country listed on Fitch’s regional websites to determine if any additional or alternative category definitions apply.

Fitch maintains internal mapping tables that document the current relationship between the National and International Local Currency Ratings in each jurisdiction where we maintain a National Rating scale in order to serve as a tool for analysts. Where our National rating coverage exceeds a minimum threshold and there is external demand, these mappings will be published on this site. Presently, publicly available mappings can be accessed here. Fitch currently publishes the mapping tables for Brazil and South Africa.

Limitations of the National Rating Scale
Specific limitations relevant to National Rating scale include:

•	National scale ratings are only available in selected countries.

•
National scale ratings are only directly comparable with other national ratings in the same country. There is a certain correlation between national and global ratings but there is not a precise translation between the scales. The implied vulnerability to default of a given national scale rating will vary over time.

•
The value of default studies for National Ratings is limited. Due to the relative nature of national scales, a given national scale rating is not intended to represent a fixed amount of default risk over time. As a result, a default study using only National Ratings may not give an accurate picture of the historical relationship between ratings and default risk. Users should exercise caution in making inferences relating to the relative vulnerability to default of national scale ratings using the historical default experience with International Ratings and mapping tables to link the National and International ratings. As with ratings on any scale, the future will not necessarily follow the past.

National Short-Term Credit Ratings
F1(xxx)
Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Under the agency’s National Rating scale, this rating is assigned to the lowest default risk relative to others in the same country. Where the liquidity profile is particularly strong, a “+” is added to the assigned rating.

F2(xxx)
Indicates a good capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

F3(xxx)
Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or obligations in the same country or monetary union.

B(xxx)
Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country or monetary union.

C(xxx)
Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country or monetary union.

RD(xxx): Restricted default
Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.
D(xxx)
Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Notes to Long-Term and Short-Term National Ratings:
The ISO international country code is placed in parentheses immediately following the rating letters to indicate the identity of the National market within which the rating applies. For illustrative purposes, (xxx) has been used.
“+” or “-” may be appended to a National Rating to denote relative status within a major rating category. Such suffixes are not added to the ‘AAA(xxx)’ Long-Term National Rating category, to categories below ‘CCC(xxx)’, or to Short-Term National Ratings other than ‘F1(xxx).’

LONG-TERM RATINGS
S & P Global Ratings Long-Term Issue Credit Ratings
Issue credit ratings are based, in varying degrees, on S & P Global Ratings analysis of the following considerations:

•	Likelihood of payment-the capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation and the promise we impute; and

•
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
Long-Term Issuer Credit Ratings
AAA
An obligation rated ‘AAA’ has the highest rating assigned by S & P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA
An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A
An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB; B; CCC; CC; and C
Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B
An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC
An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC
An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S & P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
C
An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.
D
An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.
Plus (+) or minus (-)
The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
See active and inactive qualifiers following S & P Global Ratings Short-Term Issue Credit Ratings beginning on pages A-2 and A-3.

A-15

A-14

Moody’s Long-Term Obligation Ratings
Long-Term Obligation Ratings
Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment .
Moody’s Long-Term Rating Definitions:
Aaa
Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa
Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A
Obligations rated A are considered upper-medium grade and are subject to low credit risk.
Baa
Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba
Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B
Obligations rated B are considered speculative and are subject to high credit risk.
Caa
Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca
Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C
Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Fitch’s National Long-Term Credit Ratings
AAA(xxx)
‘AAA’ National Ratings denote the highest rating assigned by the agency in its National Rating scale for that country. This rating is assigned to issuers or obligations with the lowest expectation of default risk relative to all other issuers or obligations in the same country or monetary union.

AA(xxx)
‘AA’ National Ratings denote expectations of very low default risk relative to other issuers or obligations in the same country or monetary union. The default risk inherent differs only slightly from that of the country’s highest rated issuers or obligations.

A(xxx)
‘A’ National Ratings denote expectations of low default risk relative to other issuers or obligations in the same country or monetary union.

BBB(xxx)
‘BBB’ National Ratings denote a moderate default risk relative to other issuers or obligations in the same country or monetary union.

BB(xxx)
‘BB’ National Ratings denote an elevated default risk relative to other issuers or obligations in the same country or monetary union.

B(xxx)
‘B’ National Ratings denote a significantly elevated default risk relative to other issuers or obligations in the same country or monetary union.

CCC(xxx) ‘CCC’ National Ratings denote very high default risk relative to other issuers or obligations in the same country or monetary union.

CC(xxx) ‘CC’ National Ratings denote default risk is among the highest relative to other issuers or obligations in the same country or monetary union.

C(xxx) A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a.	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b.	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;

c.	the formal announcement by the issuer or their agent of a distressed debt exchange; and

d.
a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent

RD(xxx): Restricted default.
‘RD’ ratings indicated that an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:

a.	the selective payment default on a specific class or currency of debt;

b.
the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c.	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations either in series or in parallel; or

d.	execution of a distressed debt exchange on one or more material financial obligations.
D(xxx)
‘D’ National Ratings denote an issuer or instrument that is currently in default.

Notes to Long-Term and Short-Term National Ratings:
The ISO International Country Code is placed in parentheses immediately following the rating letters to indicate the identity of the National market within which the rating applies. For illustrative purposes, (xxx) has been used.
“+” or “-” may be appended to a National Rating to denote relative status within a major rating category. Such suffixes are not added to the ‘AAA(xxx)’ Long-Term National Rating category, to categories below ‘CCC(xxx)’, or to Short-Term National Ratings other than ‘F1(xxx).’

MUNICIPAL NOTE RATINGS
S & P Global Ratings Municipal Short-Term Note Ratings Definitions
An S & P Global Ratings U.S. municipal note rating reflects S & P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S & P Global Ratings analysis will review the following considerations:

•	Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
Note rating symbols are as follows:
SP-1
Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2
Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3
Speculative capacity to pay principal and interest.
D
‘D’ is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions
See active and inactive qualifiers following S & P Global Ratings Short-Term Issue Credit Ratings beginning on page A-2.
Moody’s US Municipal Short-Term Debt And Demand Obligation Ratings
Short-Term Obligation Ratings
We use the global short-term Prime rating scale for commercial paper issued by US Municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.
For other short-term municipal obligations we use one of two other short-term rating scales, the Municipal Investment Grade (MIG) and Variable Municipal Investment Grade (VMIG) scales discussed below.

We use the MIG scale for US municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumsances, we use the MIG scale for bond anticipation notes with maturities of up to five years.
MIG 1
This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2
This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3
This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG
This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
Standard Linkage Between the Long-Term and MIG Short-Term Rating Scale
The following table indicates the municipal long-term ratings consistent with different MIG short-term ratings.

Demand Obligation Ratings
In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The components are a long-term rating and a short-term demand obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term demand obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase-price-upon-demand feature (“demand feature”) of the VRDO. The short-term demand obligation rating uses the VMIG scale. VMIG ratings with liquidity support use as an input the short-term Counterparty Risk Assessment of the support provider, or the long-term rating of the underlying obligor in the absence of third party liquidity support. Transitions of VMIG ratings of demand obligations with conditional liquidity support differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade. Please see our methodology that discusses demand obligations with conditional liquidity support.
We typically assign the VMIG short-term demand obligation rating if the frequency of the demand feature is less than every three years. If the frequency of the demand feature is less than three years but the purchase price is payable only with remarketing proceeds, the short-term demand obligation rating is “NR”.
VMIG 1
This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 2
This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 3
This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
SG
This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.
* For VRDBs supported with conditional liquidity support, short-term ratings transition down at higher long-term ratings to reflect the risk of termination of liquidity support as a result of a downgrade below investment grade.

VMIG ratings of VRDBs with unconditional liquidity support reflect the short-term debt rating (or counterparty assessment) of the liquidity support provider with VMIG 1 corresponding to P-1, VMIG 2 to P-2, VMIG 3 to P-3 and SG to not prime.

US MUNICIPAL SHORT-TERM VS. LONG-TERM RATINGS
*For SBPA-backed VRDBs, The rating transitions are higher to allow for distance to downgrade to below investment grade due to the presence of automatic termination events in the SBPAs.
Reviewed January 10, 2020

APPENDIX B – PROXY VOTING POLICIES
General Voting Policy
The Adviser monitors corporate events and reviews the issues to be voted upon, and votes all proxies in accordance with its proxy voting policies and procedures. The voting policies set forth below serve solely as general guidelines. There may be instances where the Adviser will not vote proxies in strict accordance with the policies described below. In general, the Adviser votes proxies in a manner designed to maximize the value of the Fund’s investments. In evaluating a particular proxy proposal, the Adviser will take into consideration, among other things, the period of time over which the voting shares of the company in question are expected to be held, the size of the position, the costs involved in the proxy proposal and the existing governance documents of the company, as well as the company’s management and operations.
The Adviser generally votes proxies in accordance with management’s recommendations on most issues because the capability of management is one of the criteria that the Adviser uses in selecting stocks. The Adviser believes that the management of a company will normally have more specific expertise and knowledge as to that company’s operations, and should be in a good position to make a well‑informed recommendation.
However, when the Adviser believes that management of a company is acting on its own behalf, instead of on behalf of the best interests of the company and its shareholders, or when the Adviser believes that management is acting in a manner that is adverse to the rights of the company’s shareholders, the Adviser will vote against management’s recommendations. For example, the Adviser will not support management on any resolution if it:

•	Would enrich management excessively.

•	Would sell or merge the company without the approval of a majority of shares entitled to vote.

•	Would deter potential interests in an acquisition or similar corporate transaction at a fair price.

•	Would result in unreasonable costs.

•	Would disadvantage the company relative to other companies.
The discussion that follows sets forth the material terms of the Adviser’s proxy voting procedures and policies.
Proposals Relating to the Election of the Board of Directors
The Adviser believes that good governance starts with an independent board of directors all of whose members are elected annually by confidential voting. In addition, key board committees should be entirely independent.

•	The Adviser will generally vote proxies in favor of the election of directors that results in a board made up of a majority of independent directors.

•	The Adviser may withhold proxy votes for non-independent directors who serve on the audit, compensation and/or nominating committees of the board.

•
The Adviser will hold directors accountable for the actions of the committees on which they serve. For example, the Adviser may withhold proxy votes for nominees who serve on the compensation committee if they approve excessive compensation arrangements, propose equity-based compensation plans that unduly dilute the ownership interests of shareholders or approve the re-pricing of outstanding options without shareholder approval.

•	The Adviser will generally vote for proposals that seek to fix the size of the board.

•
On occasion, in situations where the Adviser is extremely displeased with management’s performance, the Adviser may withhold proxy votes or vote proxies against management’s slate of directors and other management proposals as a means of communicating its dissatisfaction.

•	The Adviser may also withhold proxy votes or vote proxies against directors who have approved new shareholder rights plans (poison pills) or extended existing plans.

•
The Adviser may also withhold proxy votes or vote proxies against directors who have authorized the issuance of “blank check” preferred stock for other than legitimate financing needs or preferred stock with conversion rights that could significantly dilute common shareholders.

•
The Adviser may also withhold proxy votes or vote proxies against directors who have authorized the company to engage in financing involving the issuance of preferred stock, convertible debt or other convertible securities that is designed to result in downward pressure on a company’s stock price, without shareholder approval.

•	The Adviser may also withhold proxy votes or vote proxies against directors who have authorized any related party transactions that raise serious conflict of interest concerns.

•
The Adviser may also withhold proxy votes or vote proxies against directors who have served on the board of a company at which there is evidence of fraud, serious misconduct or other ethical violations.

Proposals Relating to Classified Boards
The Adviser views the election of a company’s board of directors as one of the most fundamental rights held by shareholders of the company. Because a classified board structure prevents shareholders from electing a full slate of directors at annual meetings, the Adviser generally votes proxies against proposals that would result in classified boards. The Adviser may vote proxies in favor of shareholder or management proposals to declassify a board of directors.
Proposals Relating to Corporate Restructuring
The Adviser votes proxies on corporate restructuring proposals, including minority squeeze-outs, leveraged buyouts, spin-offs, liquidations and asset sales, on a case-by-case basis.

Proposals Relating to Cumulative Voting
The Adviser generally votes proxies in favor of proposals to adopt cumulative voting. However, where the rights of the shareholder are protected by an entirely independent nominating committee and a majority of the board of directors is independent, the Adviser may abstain from voting on, or vote proxies against, a shareholder proposal to adopt cumulative voting.
Proposals Relating to Dual Class Capitalizations
The Adviser generally votes proxies against proposals for a separate class of stock with disparate voting rights.
Proposals Relating to Equal Access
The Adviser generally votes proxies in favor of shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board of directors.
Proposals Relating to Golden Parachutes
The Adviser opposes the use of accelerated employment contracts that will result in cash grants of greater than three times annual compensation (salary and bonus) in the event of termination of employment following a change in control of a company. In general, the Adviser will vote proxies against such “golden parachute” plans. Adoption of such golden parachutes generally will result in the Adviser withholding proxy votes for directors who approve such contracts and stand for re-election at the next shareholder meeting.
Proposals Relating to Greenmail
The Adviser generally votes proxies in favor of proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.
Proposals Relating to Increases in Authorized Common Stock
The Adviser reviews proposals to increase the number of shares of common stock authorized for issuance on a case-by-case basis. The Adviser may approve increases in authorized shares as a result of a recent stock split, with respect to a pending stock split or if the company otherwise presents a compelling need for the additional shares.
Proposals Relating to Mergers and Acquisitions
The Adviser considers mergers and acquisitions on a case-by-case basis, taking into account at least the following:

•	offer price (cost vs. premium);

•	anticipated financial and operating benefits;

•	prospects of the combined companies;

•	how the deal was negotiated; and

•	changes in corporate governance and their impact on shareholder rights.
Proposals Relating to Reincorporation
The Adviser examines proposals to change a company’s state or country of incorporation on a case-by-case basis to evaluate the necessity of the change and to weigh potential economic benefits against any long-term costs, such as the loss of shareholder rights or financial penalties.
Proposals Relating to Shareholders’ Rights
The Adviser views the exercise of shareholders’ rights – including the right to act by written consent, to call special meetings and to remove directors – to be fundamental to corporate governance. The Adviser generally votes proxies in favor of proposals to lower barriers to shareholder action. The Adviser generally votes proxies against proposals that provide that directors may be removed only for cause. The Adviser generally votes proxies in favor of proposals to restore shareholder ability to remove directors with or without cause.
Proposals Relating to Supermajority Voting
The Adviser believes that shareholders should have voting power equal to their equity interest in the company and should be able to approve (or reject) changes to the corporation’s by-laws by a simple majority vote. The Adviser generally votes proxies in favor of proposals to remove super-majority voting requirements for certain types of actions, including mergers. The Adviser generally votes proxies against proposals to impose super-majority requirements.
Proposals Relating to Compensation
The Adviser reviews all proposals relating to management and director compensation in light of the company’s performance and corporate governance practices. The Adviser normally votes proxies against significant compensation increases or compensation not tied to the company performance in instances where it believes the company is underperforming and/or management has not added value to the company.
Proposals Relating to Equity-Based Compensation Plans
The Adviser encourages the use of reasonably designed equity-based compensation plans that align the interests of corporate management with those of shareholders by providing officers and employees with an incentive to increase shareholder value. Conversely, the Adviser is opposed to plans that substantially dilute existing ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features. The Adviser believes all awards of stock-based compensation should be reasonable in light of company and management performance and the industry peer group.

•
The Adviser reviews proposals to approve equity-based compensation plans on a case-by-case basis. In evaluating the proposal, the Adviser assesses the dilutive effect of the plan based on a profile of the company and similar companies and may also consider the percentage of shares subject to options that the company has granted in the past. The Adviser will generally vote proxies against a plan if it determines that it would be too dilutive, and/or if they consider the percentage number to be excessive.

•
The Adviser generally votes proxies against plans that have any of the following structural features: ability to re-price underwater options, ability to issue options with an exercise price below the stock’s current market price, ability to issue reload options or automatic share replenishment feature.

•	The Adviser generally votes proxies in favor of measures intended to increase long-term stock ownership by executives.

•
The Adviser generally votes proxies in favor of the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of the lower of the market price on the first or last day of the offering period.

Proposals Relating to Approval of Independent Auditors
The Adviser believes that the relationship between the company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that comply with applicable laws and regulations and do not, in the aggregate, raise any appearance of impaired independence.

•	The Adviser may vote proxies against the approval or ratification of auditors where non-audit fees make up a substantial portion of the total fees paid by the company to the audit firm.

•
The Adviser will evaluate the approval or ratification of auditors on a case-by-case basis in instances in which the audit firm has substantial non-audit relationships with the company (regardless of its size relative to the audit fee) to determine whether it believes independence has been compromised.

Proposals Relating to Social, Political and Environmental Issues
Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. The Adviser generally votes proxies against these types of proposals, although it may make exceptions in certain instances where it believes a proposal has substantial economic implications.
Other Situations
No set of guidelines can anticipate all situations that may arise. With respect to proposals not addressed by these guidelines, the Adviser will vote in a manner that it considers being in the best interests of the Fund.
Conflicts of Interest
If the Adviser determines that voting a particular proxy would create a conflict of interest between the interests of the Fund and its shareholders on the one hand and the interests of the Adviser on the other hand, then the Adviser will take one of the following steps to resolve the conflict:

•	Vote the securities based on a pre-determined voting policy if the application of the policy to the matter presented involves little discretion on its part;

•	Vote the securities in accordance with a pre-determined policy based upon the recommendations of an independent third-party, such as a proxy voting service;

•	Refer the proxy to the Fund or to a fiduciary of the Fund for voting purposes;

•	Suggest that the Fund engage another party to determine how the proxy should be voted; or

•	Disclose the conflict to the Board of Directors of the Fund (or its delegate) and obtain the Board’s (or its delegate’s) direction to vote the proxies.

PROVIDENT MUTUAL FUNDS, INC.

PART C - OTHER INFORMATION

Item 28.    Exhibits

(a)
Amended and Restated Articles of Incorporation of the Registrant was previously filed as an exhibit to Post-Effective Amendment No. 38 to the Registrant’s Registration Statement on Form N-1A filed on November 19, 2012 and is incorporated herein by reference.

(b)
Amended and Restated Bylaws were previously filed as an exhibit to Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-1A filed on January 31, 2013 and is incorporated herein by reference.

(c)	Instruments Defining Rights of Security Holders – See relevant portions of Amended and Restated Articles of Incorporation and Amended and Restated Bylaws.

(d)(i)
Investment Advisory Agreement between Provident Trust Company and the Registrant on behalf of the Provident Trust Strategy Fund was previously filed as an exhibit to Post-Effective Amendment No. 38 to the Registrant’s Registration Statement on Form N-1A filed on November 19, 2012 and is incorporated herein by reference.

(d)(ii)
Expense Cap/Reimbursement Agreement was previously filed as an exhibit to Post-Effective Amendment No. 38 to the Registrant’s Registration Statement on Form N-1A filed on November 19, 2012 and is incorporated herein by reference.

(d)(iii)
Expense Cap/Reimbursement Agreement dated December 3, 2013 was previously filed as an exhibit to Post-Effective Amendment No. 41 to the Registrant’s Registration Statement on Form N-1A filed on January 29, 2014 and is incorporated herein by reference.

(d)(iv)
Expense Cap/Reimbursement Agreement dated December 9, 2014 was previously filed as an exhibit to Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A filed on January 27, 2015 and is incorporated herein by reference.

(d)(v)
Expense Cap/Reimbursement Agreement dated December 8, 2015 was previously filed as an exhibit to Post-Effective Amendment No. 45 to the Registrant’s Registration Statement on Form N-1A filed on January 27, 2016 and is incorporated herein by reference.

(d)(vi)
Expense Cap/Reimbursement Agreement was previously filed as an exhibit to Post-Effective Amendment No. 47 to the Registrant’s Registration Statement on Form N-1A filed on January 27, 2017 and is incorporated herein by reference.

(e)(i)	Amended and Restated Distribution Agreement dated September 10, 2019 – Filed Herewith.

(f)	None.

(g)(i)	Amended and Restated Custody Agreement dated September 10, 2019 – Filed Hereiwth.

(h)(i)	Amended and Restated Fund Administration Servicing Agreement dated September 10, 2019 –Filed Herewith.

(h)(v)	Amended and Restated Transfer Agent Servicing Agreement dated September 10, 2019 – Filed Herewith.

(h)(viii)	Amended and Restated Fund Accounting Servicing Agreement dated September 10, 2019 – Filed Herewith.

(i)
Opinion of Counsel for Registrant was previously filed as an exhibit to Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-1A filed on January 31, 2013 and is incorporated herein by reference.

(j)(i)	Consent of Independent Registered Public Accounting Firm – Filed Herewith.

(j)(ii)
Power of Attorney for John F. Hensler, Robert H. Manegold and Willard T. Walker, Jr. dated December 13, 2016 was previously filed as an exhibit to Post-Effective Amendment No. 47 to the Registrant’s Registration Statement on Form N-1A filed on January 27, 2017 and is incorporated herein by reference.

(k)	None.

(l)
Subscription Agreement was previously filed as an exhibit to Post-Effective Amendment No. 16 to the Registrant’s Registration Statement on Form N-1A filed on October 1, 1997 and is incorporated herein by reference.

(m)
Amended and Restated Services and Distribution Plan of the Registrant was previously filed as an exhibit to Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-1A filed on January 31, 2013 and is incorporated herein by reference.

(n)	None.

(o)	Reserved.

(p)(i)
Code of Ethics of the Registrant and Provident Trust Company, amended and restated as of September 13, 2016 was previously filed as an exhibit to Post-Effective Amendment No. 47 to the Registrant’s Registration Statement on Form N-1A filed on January 27, 2017 and is incorporated herein by reference.

(p)(ii)
Code of Ethics of Quasar Distributors, LLC, was previously filed as an exhibit to Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A filed on January 27, 2015 and is incorporated herein by reference.

Item 29. Persons Controlled by or under Common Control with Registrant

The Registrant does not control any person, nor is any person under common control with the Registrant.

Item 30. Indemnification

Reference is made to Article VI of the Registrant’s Bylaws. In addition, the Wisconsin Business Corporation Law requires the Registrant to indemnify each of its officers and directors against liability incurred by the officer or director in any proceeding to which the officer or director was a party because he or she is an officer or director, unless liability was incurred because the officer or director breached or failed to perform a duty owed to the Registrant and the breach or failure to perform constitutes (i) a willful failure to deal fairly with the Registrant or its shareholders in connection with a matter in which the officer or director has a material conflict of interest; (ii) a violation of criminal law, unless the officer or director had reasonable cause to believe that his or her conduct was lawful or no reasonable cause to believe it was unlawful; (iii) a transaction from which the officer or director derived an improper personal profit; or (iv) willful misconduct.
Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking: “Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.”
The Registrant’s directors and officers are insured under a policy of insurance maintained by the Registrant’s investment adviser against certain liabilities that might be imposed as a result of actions, suits or proceedings to which they are parties by reason of being or having been such directors or officers.

Item 31. Business and Other Connections of Investment Adviser

Provident Trust Company (the “Adviser”) serves as the investment adviser for the Provident Trust Strategy Fund. The principal address of the Adviser is N16 W23217 Stone Ridge Drive, Suite 310, Waukesha, Wisconsin 53188. The business and other connections of the Adviser are further described in the Adviser’s Uniform Application for Investment Adviser Registration (Form ADV) as filed with the SEC. The Adviser’s Form ADV may be obtained, free of charge, at the SEC website at www.adviserinfo.sec.gov. To the best of Registrant’s knowledge, none of the Adviser’s directors or executive officers is or has been engaged in any other business, profession, vocation or employment of a substantial nature for the past two fiscal years, except as noted below.

Name of Director/Officer	Other Business, Profession, Vocation or Employment of Substantial Nature Within Last Two Fiscal Years
J. Scott Harkness	Director, Jacobus Energy, Inc.
Eugene T. Jacobus	President, Jacobus Energy, Inc.

Item 32. Principal Underwriter.

(a)    Quasar Distributors, LLC, the Registrant’s principal underwriter, acts as principal underwriter for the following investment companies:

Advisors Series Trust	Managed Portfolio Series
Aegis Funds	Manager Directed Portfolios
Allied Asset Advisors Funds	Matrix Advisors Fund Trust
Alpha Architect ETF Trust	Matrix Advisors Value Fund, Inc.
Angel Oak Funds Trust	Monetta Trust
Barrett Opportunity Fund, Inc.	Nicholas Equity Income Fund, Inc.
Bridges Investment Fund, Inc.	Nicholas Family of Funds, Inc.
Brookfield Investment Funds	North Capital Funds Trust
Buffalo Funds	Permanent Portfolio Family of Funds
CG Funds Trust	Perritt Funds, Inc.
Chestnut Street Fund	PRIMECAP Odyssey Funds
Cushing® Mutual Funds Trust	Procure ETF Trust I
DoubleLine Funds Trust	Procure ETF Trust II
ETF Series Solutions	Professionally Managed Portfolios
First American Funds, Inc.	Prospector Funds, Inc.
FundX Investment Trust	Provident Mutual Funds, Inc.
Glenmede Fund, Inc.	Rainier Investment Management Mutual Funds
Glenmede Portfolios	RBB Fund, Inc.
GoodHaven Funds Trust	RBC Funds Trust
Greenspring Fund, Inc.	Series Portfolios Trust
Harding Loevner Funds, Inc.	Thompson IM Funds, Inc.
Hennessy Funds Trust	TIGERSHARES Trust
Horizon Funds	TrimTabs ETF Trust
Hotchkis & Wiley Funds	Trust for Professional Managers
Intrepid Capital Management Funds Trust	Trust for Advised Portfolios
Jacob Funds, Inc.	USA Mutuals
Jensen Quality Growth Fund Inc.	USCA Fund Trust
Kirr Marbach Partners Funds, Inc.	USQ Core Real Estate Fund
LKCM Funds	Wall Street EWM Funds Trust
LoCorr Investment Trust	Westchester Capital Funds
Lord Asset Management Trust	Wisconsin Capital Funds, Inc.
MainGate Trust	YCG Funds

(b)	To the best of Registrant’s knowledge, the directors and executive officers of Quasar Distributors, LLC are as follows:

Name and Principal Business Address	Position and Offices with Quasar Distributors, LLC	Positions and Offices with Registrant
Teresa Cowan(1)	President, Board Member, Board Chairperson	None
Andrew M. Strnad(2)	Vice President, Secretary	None
Joseph C. Neuberger(1)	Board Member	None
Anita M. Zagrodnik(1)	Board Member	None
Stephanie J. Parise(1)	Board Member	None
Susan LaFond(1)	Vice President, Treasurer, Co-Chief Compliance Officer	None
Peter A. Hovel(1)	Chief Financial Officer	None
Jennifer Brunner(1)	Vice President, Co-Chief Compliance Officer	None
Brett Scribner(3)	Assistant Treasurer	None
Thomas A. Wolden(3)	Assistant Treasurer	None
(1) This individual is located at 777 East Wisconsin Avenue, Milwaukee, Wisconsin, 53202.
(2)   This individual is located at 10 West Market Street, Suite 1150, Indianapolis, Indiana, 46204.
(3)   This individual is located at 800 Nicollet Mall, Minneapolis, Minnesota, 55402.

(c) Not applicable.

Item 33. Location of Accounts and Records

The books, accounts and other documents required by Section 31(a) under the Investment Company Act of 1940, as amended, and the rules promulgated thereunder will be maintained at the offices of:

Provident Trust Company, N16 W23217 Stone Ridge Drive, Suite 310, Waukesha, Wisconsin 53188 (records relating to its function as investment adviser of the Provident Trust Strategy Fund)

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (records relating to its function as administrator, transfer agent and dividend disbursing agent)

U.S. Bank, N.A., 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212 (records relating to its function as custodian)

Quasar Distributors, LLC, 777 East Wisconsin Avenue, 6th Floor, Milwaukee, Wisconsin 53202 (records relating to its function as distributor)

Item 34. Management Services

Not applicable.

Item 35. Undertakings

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement under Rule 485(b) under the Securities Act of 1933, and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Waukesha, and State of Wisconsin on January 28, 2020.

PROVIDENT MUTUAL FUNDS, INC.
(Registrant)

By: /s/ J. Scott Harkness
J. Scott Harkness, President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Name	Title	Date

/s/ J. Scott Harkness	President	January 28, 2020
J. Scott Harkness

/s/ Michael A. Schelble	Treasurer	January 28, 2020
Michael A. Schelble

John F. Hensler*	Director	January 28, 2020
John F. Hensler

Robert H. Manegold*	Director	January 28, 2020
Robert H. Manegold

/s/ Thomas N. Tuttle, Jr.	Director	January 28, 2020
Thomas N. Tuttle, Jr.

Willard T. Walker, Jr.*	Director	January 28, 2020
Willard T. Walker, Jr.

* By: /s/ James R. Daley
        James R. Daley
        As Attorney-in-Fact pursuant to Powers of Attorney previously filed and incorporated herein by reference.

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

(e)(i)	Amended and Restated Distribution Agreement
(g)(i)	Amended and Restated Custody Agreement
(h)(i)	Amended and Restated Fund Administration Agreement
(h)(v)	Amended and Restated Transfer Agent Agreement
(h)(viii)	Amended and Restated Fund Accounting Agreement
(j)(i)	Consent of Independent Registered Public Accounting Firm